UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-5511

Variable Insurance Products Fund II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products: Index 500 Portfolio Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Initial Class	21.71%	15.69%	8.44%
Service Class	21.59%	15.57%	8.33%
Service Class 2	21.41%	15.40%	8.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,484	VIP Index 500 Portfolio - Initial Class
$22,603	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 21.83% in 2017, as the S&P 500® index rose steadily and closed the year just shy of an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through year-end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, information technology fared best by a wide margin, rising 39% amid strong earnings growth from several major index constituents. A 24% gain in materials was spurred by increased demand, especially from China. Consumer discretionary gained 23%, despite many brick-and-mortar retailers suffering from online competition, and financials edged the broader market on an uptick in bond yields. Conversely, the defensive energy and telecom services sectors returned about -1% each. Rising interest rates held back real estate (+11%), while consumer staples (+13%) and utilities (+12%) struggled due to investors’ general preference for risk assets.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund’s share classes returned roughly in line with the benchmark S&P 500® index. In a strong market environment, an increasingly narrow slice of growth companies led the way, with many residing in the information technology sector, by far the top-performing group. Of the 11 sectors in the index, only energy and telecommunication services lost ground, each returning about -1% in 2017. In terms of individual stocks, consumer electronics giant Apple saw its shares gain about 48%, as the firm continued to benefit from growing demand for its iPhone® mobile devices and other products. Software manufacturer Microsoft (+41%) reported financial progress from its shift in business strategy toward cloud computing and subscription-based software. The stock of Facebook rose roughly 53%, as the social-media juggernaut continued to generate substantial cash, especially from mobile video advertising, while Alphabet also added significant value, as the parent company of internet search giant Google continued to report stronger-than-expected quarterly earnings. In the consumer discretionary sector, shares of internet retailer Amazon.com advanced 56%. In contrast, the stock of industrial conglomerate General Electric returned -43% amid a variety of business challenges and, late in the period, a reduction in its dividend. Oil-field services company Schlumberger struggled amid muted oil prices, as did energy giant Exxon Mobil.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2017

% of fund's net assets
Apple, Inc.	3.8
Microsoft Corp.	2.9
Amazon.com, Inc.	2.0
Facebook, Inc. Class A	1.8
Berkshire Hathaway, Inc. Class B	1.7
Johnson & Johnson	1.6
JPMorgan Chase & Co.	1.6
Exxon Mobil Corp.	1.5
Alphabet, Inc. Class C	1.4
Alphabet, Inc. Class A	1.4
19.7

Top Market Sectors as of December 31, 2017

% of fund's net assets
Information Technology	23.6
Financials	14.7
Health Care	13.6
Consumer Discretionary	12.1
Industrials	10.1
Consumer Staples	8.1
Energy	6.0
Materials	3.0
Utilities	2.9
Real Estate	2.9

Asset Allocation (% of fund's net assets)

As of December 31, 2017 *
Stocks and Equity Futures	100.0%

 * Foreign investments - 4.3%

Investments December 31, 2017

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CONSUMER DISCRETIONARY - 12.1%
Auto Components - 0.2%
Aptiv PLC	89,314	$7,576,507
BorgWarner, Inc.	66,585	3,401,828
The Goodyear Tire & Rubber Co.	82,758	2,673,911
		13,652,246
Automobiles - 0.5%
Ford Motor Co.	1,310,763	16,371,430
General Motors Co.	429,491	17,604,836
Harley-Davidson, Inc. (a)	56,542	2,876,857
		36,853,123
Distributors - 0.1%
Genuine Parts Co.	49,257	4,679,908
LKQ Corp. (b)	103,829	4,222,725
		8,902,633
Diversified Consumer Services - 0.0%
H&R Block, Inc. (a)	70,236	1,841,588
Hotels, Restaurants & Leisure - 1.8%
Carnival Corp.	137,017	9,093,818
Chipotle Mexican Grill, Inc. (a)(b)	8,347	2,412,533
Darden Restaurants, Inc.	41,550	3,989,631
Hilton Worldwide Holdings, Inc.	67,938	5,425,529
Marriott International, Inc. Class A	102,890	13,965,260
McDonald's Corp.	267,829	46,098,727
MGM Mirage, Inc.	171,184	5,715,834
Norwegian Cruise Line Holdings Ltd. (b)	59,870	3,188,078
Royal Caribbean Cruises Ltd.	57,542	6,863,610
Starbucks Corp.	478,016	27,452,459
Wyndham Worldwide Corp.	34,042	3,944,447
Wynn Resorts Ltd.	26,935	4,540,972
Yum! Brands, Inc.	113,219	9,239,803
		141,930,701
Household Durables - 0.4%
D.R. Horton, Inc.	114,661	5,855,737
Garmin Ltd. (a)	37,281	2,220,829
Leggett & Platt, Inc. (a)	44,286	2,113,771
Lennar Corp. Class A	68,706	4,344,967
Mohawk Industries, Inc. (b)	21,229	5,857,081
Newell Brands, Inc.	164,658	5,087,932
PulteGroup, Inc.	90,863	3,021,195
Whirlpool Corp.	24,144	4,071,644
		32,573,156
Internet & Direct Marketing Retail - 2.8%
Amazon.com, Inc. (b)	134,372	157,144,023
Expedia, Inc.	41,301	4,946,621
Netflix, Inc. (b)	145,384	27,907,913
Priceline Group, Inc. (b)	16,385	28,472,870
TripAdvisor, Inc. (a)(b)	36,428	1,255,309
		219,726,736
Leisure Products - 0.1%
Hasbro, Inc.	38,081	3,461,182
Mattel, Inc. (a)	115,482	1,776,113
		5,237,295
Media - 2.7%
CBS Corp. Class B	121,815	7,187,085
Charter Communications, Inc. Class A (b)	65,150	21,887,794
Comcast Corp. Class A	1,567,066	62,760,993
Discovery Communications, Inc.:
Class A (a)(b)	51,740	1,157,941
Class C (non-vtg.) (b)	68,277	1,445,424
DISH Network Corp. Class A (b)	76,575	3,656,456
Interpublic Group of Companies, Inc.	130,560	2,632,090
News Corp.:
Class A	128,673	2,085,789
Class B	40,912	679,139
Omnicom Group, Inc. (a)	77,452	5,640,829
Scripps Networks Interactive, Inc. Class A	32,275	2,755,640
The Walt Disney Co.	507,417	54,552,402
Time Warner, Inc.	261,583	23,926,997
Twenty-First Century Fox, Inc.:
Class A	354,114	12,227,556
Class B	147,553	5,034,508
Viacom, Inc. Class B (non-vtg.)	118,539	3,652,187
		211,282,830
Multiline Retail - 0.5%
Dollar General Corp.	87,524	8,140,607
Dollar Tree, Inc. (b)	79,657	8,547,993
Kohl's Corp.	56,638	3,071,479
Macy's, Inc. (a)	102,336	2,577,844
Nordstrom, Inc. (a)	39,181	1,856,396
Target Corp.	182,623	11,916,151
		36,110,470
Specialty Retail - 2.3%
Advance Auto Parts, Inc.	24,827	2,475,004
AutoZone, Inc. (b)	9,237	6,570,925
Best Buy Co., Inc.	85,445	5,850,419
CarMax, Inc. (b)	61,257	3,928,411
Foot Locker, Inc.	41,659	1,952,974
Gap, Inc. (a)	73,160	2,491,830
Home Depot, Inc.	392,327	74,357,736
L Brands, Inc. (a)	82,966	4,996,213
Lowe's Companies, Inc.	279,798	26,004,426
O'Reilly Automotive, Inc. (b)	28,567	6,871,506
Ross Stores, Inc.	129,547	10,396,147
Signet Jewelers Ltd. (a)	20,313	1,148,700
Tiffany & Co., Inc.	34,302	3,565,693
TJX Companies, Inc.	213,768	16,344,701
Tractor Supply Co. (a)	42,186	3,153,404
Ulta Beauty, Inc.	19,607	4,385,302
		174,493,391
Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc. (a)	122,489	2,561,245
Michael Kors Holdings Ltd. (b)	51,094	3,216,367
NIKE, Inc. Class B	441,445	27,612,385
PVH Corp.	26,012	3,569,107
Ralph Lauren Corp.	18,611	1,929,775
Tapestry, Inc.	95,541	4,225,778
Under Armour, Inc.:
Class A (sub. vtg.) (a)(b)	62,198	897,517
Class C (non-vtg.) (a)(b)	61,933	824,948
VF Corp.	110,189	8,153,986
		52,991,108

TOTAL CONSUMER DISCRETIONARY		935,595,277

CONSUMER STAPLES - 8.1%
Beverages - 2.0%
Brown-Forman Corp. Class B (non-vtg.) (a)	65,790	4,517,799
Constellation Brands, Inc. Class A (sub. vtg.)	57,878	13,229,174
Dr. Pepper Snapple Group, Inc.	60,656	5,887,271
Molson Coors Brewing Co. Class B	62,076	5,094,577
Monster Beverage Corp. (b)	138,316	8,754,020
PepsiCo, Inc.	477,795	57,297,176
The Coca-Cola Co.	1,288,304	59,107,388
		153,887,405
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	146,815	27,325,208
CVS Health Corp.	340,333	24,674,143
Kroger Co.	298,851	8,203,460
Sysco Corp.	161,054	9,780,809
Wal-Mart Stores, Inc.	491,766	48,561,893
Walgreens Boots Alliance, Inc.	291,692	21,182,673
		139,728,186
Food Products - 1.2%
Archer Daniels Midland Co.	187,890	7,530,631
Campbell Soup Co. (a)	64,620	3,108,868
ConAgra Foods, Inc.	137,242	5,169,906
General Mills, Inc. (a)	190,944	11,321,070
Hormel Foods Corp. (a)	90,440	3,291,112
Kellogg Co. (a)	83,569	5,681,021
McCormick & Co., Inc. (non-vtg.) (a)	40,230	4,099,839
Mondelez International, Inc.	502,067	21,488,468
The Hershey Co.	47,396	5,379,920
The J.M. Smucker Co.	38,161	4,741,123
The Kraft Heinz Co.	200,590	15,597,878
Tyson Foods, Inc. Class A	99,983	8,105,622
		95,515,458
Household Products - 1.6%
Church & Dwight Co., Inc.	83,967	4,212,624
Clorox Co.	43,319	6,443,268
Colgate-Palmolive Co.	295,015	22,258,882
Kimberly-Clark Corp.	118,179	14,259,478
Procter & Gamble Co.	856,084	78,656,998
		125,831,250
Personal Products - 0.2%
Coty, Inc. Class A (a)	158,637	3,155,290
Estee Lauder Companies, Inc. Class A	75,214	9,570,229
		12,725,519
Tobacco - 1.3%
Altria Group, Inc.	641,091	45,780,308
Philip Morris International, Inc.	521,807	55,128,910
		100,909,218

TOTAL CONSUMER STAPLES		628,597,036

ENERGY - 6.0%
Energy Equipment & Services - 0.8%
Baker Hughes, a GE Co. Class A	143,854	4,551,541
Halliburton Co.	293,146	14,326,045
Helmerich & Payne, Inc. (a)	36,488	2,358,584
National Oilwell Varco, Inc. (a)	127,682	4,599,106
Schlumberger Ltd.	465,404	31,363,576
TechnipFMC PLC	147,303	4,612,057
		61,810,909
Oil, Gas & Consumable Fuels - 5.2%
Anadarko Petroleum Corp.	183,828	9,860,534
Andeavor	48,217	5,513,132
Apache Corp. (a)	127,982	5,403,400
Cabot Oil & Gas Corp.	155,383	4,443,954
Chesapeake Energy Corp. (a)(b)	305,290	1,208,948
Chevron Corp.	638,129	79,887,370
Cimarex Energy Co.	32,005	3,904,930
Concho Resources, Inc. (b)	49,963	7,505,442
ConocoPhillips Co.	401,655	22,046,843
Devon Energy Corp.	176,556	7,309,418
EOG Resources, Inc.	194,263	20,962,920
EQT Corp.	82,255	4,681,955
Exxon Mobil Corp.	1,423,587	119,068,817
Hess Corp.	90,742	4,307,523
Kinder Morgan, Inc.	645,256	11,659,776
Marathon Oil Corp.	285,460	4,832,838
Marathon Petroleum Corp.	164,091	10,826,724
Newfield Exploration Co. (b)	66,923	2,110,082
Noble Energy, Inc.	163,485	4,763,953
Occidental Petroleum Corp.	257,098	18,937,839
ONEOK, Inc.	128,823	6,885,589
Phillips 66 Co.	144,355	14,601,508
Pioneer Natural Resources Co.	57,170	9,881,835
Range Resources Corp. (a)	75,862	1,294,206
The Williams Companies, Inc.	277,761	8,468,933
Valero Energy Corp.	147,013	13,511,965
		403,880,434

TOTAL ENERGY		465,691,343

FINANCIALS - 14.7%
Banks - 6.5%
Bank of America Corp.	3,259,049	96,207,126
BB&T Corp.	265,052	13,178,385
Citigroup, Inc.	888,301	66,098,477
Citizens Financial Group, Inc.	165,293	6,939,000
Comerica, Inc.	58,430	5,072,308
Fifth Third Bancorp	237,053	7,192,188
Huntington Bancshares, Inc.	363,164	5,287,668
JPMorgan Chase & Co.	1,165,718	124,661,883
KeyCorp	361,300	7,287,421
M&T Bank Corp.	50,568	8,646,622
Peoples United Financial, Inc. (a)	116,330	2,175,371
PNC Financial Services Group, Inc.	159,854	23,065,334
Regions Financial Corp.	389,713	6,734,241
SunTrust Banks, Inc.	159,932	10,330,008
U.S. Bancorp	529,659	28,379,129
Wells Fargo & Co.	1,488,956	90,334,961
Zions Bancorporation	67,108	3,411,100
		505,001,222
Capital Markets - 3.1%
Affiliated Managers Group, Inc.	18,674	3,832,839
Ameriprise Financial, Inc.	49,700	8,422,659
Bank of New York Mellon Corp.	344,039	18,529,941
BlackRock, Inc. Class A	41,477	21,307,150
Brighthouse Financial, Inc.	32,192	1,887,739
CBOE Holdings, Inc.	38,118	4,749,122
Charles Schwab Corp.	400,848	20,591,562
CME Group, Inc.	114,327	16,697,458
E*TRADE Financial Corp. (b)	90,943	4,508,045
Franklin Resources, Inc.	109,796	4,757,461
Goldman Sachs Group, Inc.	117,857	30,025,249
IntercontinentalExchange, Inc.	196,550	13,868,568
Invesco Ltd.	136,766	4,997,430
Moody's Corp.	55,857	8,245,052
Morgan Stanley	467,695	24,539,957
Northern Trust Corp.	72,158	7,207,863
Raymond James Financial, Inc.	43,178	3,855,795
S&P Global, Inc.	85,672	14,512,837
State Street Corp.	124,589	12,161,132
T. Rowe Price Group, Inc.	81,408	8,542,141
The NASDAQ OMX Group, Inc.	39,093	3,003,515
		236,243,515
Consumer Finance - 0.8%
American Express Co.	242,044	24,037,390
Capital One Financial Corp.	162,859	16,217,499
Discover Financial Services	122,084	9,390,701
Navient Corp.	88,364	1,177,008
Synchrony Financial	247,151	9,542,500
		60,365,098
Diversified Financial Services - 1.7%
Berkshire Hathaway, Inc. Class B (b)	646,539	128,156,961
Leucadia National Corp.	105,333	2,790,271
		130,947,232
Insurance - 2.6%
AFLAC, Inc.	132,086	11,594,509
Allstate Corp.	120,554	12,623,209
American International Group, Inc.	302,022	17,994,471
Aon PLC	83,958	11,250,372
Arthur J. Gallagher & Co.	60,743	3,843,817
Assurant, Inc.	18,079	1,823,086
Chubb Ltd.	155,964	22,791,019
Cincinnati Financial Corp.	50,162	3,760,645
Everest Re Group Ltd.	13,798	3,052,945
Hartford Financial Services Group, Inc.	119,846	6,744,933
Lincoln National Corp.	73,520	5,651,482
Loews Corp.	92,732	4,639,382
Marsh & McLennan Companies, Inc.	171,464	13,955,455
MetLife, Inc.	353,539	17,874,932
Principal Financial Group, Inc.	90,222	6,366,064
Progressive Corp.	195,399	11,004,872
Prudential Financial, Inc.	142,451	16,379,016
The Travelers Companies, Inc.	91,953	12,472,505
Torchmark Corp.	36,071	3,272,000
Unum Group	75,388	4,138,047
Willis Group Holdings PLC	44,361	6,684,759
XL Group Ltd.	86,013	3,024,217
		200,941,737

TOTAL FINANCIALS		1,133,498,804

HEALTH CARE - 13.6%
Biotechnology - 2.7%
AbbVie, Inc.	535,565	51,794,491
Alexion Pharmaceuticals, Inc. (b)	75,059	8,976,306
Amgen, Inc.	243,883	42,411,254
Biogen, Inc. (b)	71,034	22,629,301
Celgene Corp. (b)	264,514	27,604,681
Gilead Sciences, Inc.	438,865	31,440,289
Incyte Corp. (b)	58,848	5,573,494
Regeneron Pharmaceuticals, Inc. (b)	25,881	9,730,221
Vertex Pharmaceuticals, Inc. (b)	84,967	12,733,155
		212,893,192
Health Care Equipment & Supplies - 2.7%
Abbott Laboratories	584,787	33,373,794
Align Technology, Inc. (b)	24,244	5,386,774
Baxter International, Inc.	168,415	10,886,346
Becton, Dickinson & Co.	89,026	19,056,906
Boston Scientific Corp. (b)	461,350	11,436,867
Danaher Corp.	205,657	19,089,083
Dentsply Sirona, Inc.	77,166	5,079,838
Edwards Lifesciences Corp. (b)	71,098	8,013,456
Hologic, Inc. (b)	92,621	3,959,548
IDEXX Laboratories, Inc. (b)	29,303	4,582,403
Intuitive Surgical, Inc. (b)	37,645	13,738,166
Medtronic PLC	454,764	36,722,193
ResMed, Inc. (a)	47,675	4,037,596
Stryker Corp.	108,130	16,742,849
The Cooper Companies, Inc.	16,445	3,583,037
Varian Medical Systems, Inc. (b)	30,780	3,421,197
Zimmer Biomet Holdings, Inc.	68,025	8,208,577
		207,318,630
Health Care Providers & Services - 2.7%
Aetna, Inc.	109,559	19,763,348
AmerisourceBergen Corp.	54,219	4,978,389
Anthem, Inc.	86,264	19,410,263
Cardinal Health, Inc.	105,697	6,476,055
Centene Corp. (b)	57,946	5,845,592
Cigna Corp.	82,833	16,822,554
DaVita HealthCare Partners, Inc. (b)	50,861	3,674,707
Envision Healthcare Corp. (a)	40,647	1,404,760
Express Scripts Holding Co. (b)	190,283	14,202,723
HCA Holdings, Inc. (b)	95,160	8,358,854
Henry Schein, Inc. (a)(b)	52,732	3,684,912
Humana, Inc.	47,996	11,906,368
Laboratory Corp. of America Holdings (b)	34,202	5,455,561
McKesson Corp.	70,041	10,922,894
Patterson Companies, Inc. (a)	27,673	999,825
Quest Diagnostics, Inc.	45,792	4,510,054
UnitedHealth Group, Inc.	325,576	71,776,485
Universal Health Services, Inc. Class B	29,442	3,337,251
		213,530,595
Health Care Technology - 0.1%
Cerner Corp. (b)	106,097	7,149,877
Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	108,124	7,241,064
Illumina, Inc. (b)	49,051	10,717,153
Mettler-Toledo International, Inc. (b)	8,594	5,324,155
PerkinElmer, Inc.	37,029	2,707,560
Quintiles Transnational Holdings, Inc. (b)	48,914	4,788,681
Thermo Fisher Scientific, Inc.	134,722	25,581,013
Waters Corp. (b)	26,721	5,162,230
		61,521,856
Pharmaceuticals - 4.6%
Allergan PLC	111,737	18,277,938
Bristol-Myers Squibb Co.	549,879	33,696,585
Eli Lilly & Co.	325,510	27,492,575
Johnson & Johnson	902,585	126,109,176
Merck & Co., Inc.	918,929	51,708,135
Mylan NV (b)	180,173	7,623,120
Perrigo Co. PLC	44,006	3,835,563
Pfizer, Inc.	2,002,608	72,534,462
Zoetis, Inc. Class A	163,713	11,793,885
		353,071,439

TOTAL HEALTH CARE		1,055,485,589

INDUSTRIALS - 10.1%
Aerospace & Defense - 2.5%
Arconic, Inc.	142,304	3,877,784
General Dynamics Corp.	93,292	18,980,257
L3 Technologies, Inc.	26,253	5,194,156
Lockheed Martin Corp.	83,810	26,907,201
Northrop Grumman Corp.	58,485	17,949,631
Raytheon Co.	97,124	18,244,743
Rockwell Collins, Inc.	54,695	7,417,736
Textron, Inc.	88,501	5,008,272
The Boeing Co.	188,090	55,469,622
TransDigm Group, Inc. (a)	16,235	4,458,456
United Technologies Corp.	249,514	31,830,501
		195,338,359
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc. (a)	46,836	4,172,619
Expeditors International of Washington, Inc.	59,703	3,862,187
FedEx Corp.	82,882	20,682,374
United Parcel Service, Inc. Class B	230,829	27,503,275
		56,220,455
Airlines - 0.5%
Alaska Air Group, Inc.	41,339	3,038,830
American Airlines Group, Inc.	143,077	7,444,296
Delta Air Lines, Inc.	220,373	12,340,888
Southwest Airlines Co.	183,411	12,004,250
United Continental Holdings, Inc. (b)	84,602	5,702,175
		40,530,439
Building Products - 0.3%
A.O. Smith Corp.	48,990	3,002,107
Allegion PLC	31,912	2,538,919
Fortune Brands Home & Security, Inc.	51,743	3,541,291
Johnson Controls International PLC	310,917	11,849,047
Masco Corp.	105,684	4,643,755
		25,575,119
Commercial Services & Supplies - 0.3%
Cintas Corp.	28,929	4,508,006
Republic Services, Inc.	76,357	5,162,497
Stericycle, Inc. (b)	28,683	1,950,157
Waste Management, Inc.	134,212	11,582,496
		23,203,156
Construction & Engineering - 0.1%
Fluor Corp.	46,994	2,427,240
Jacobs Engineering Group, Inc.	40,473	2,669,599
Quanta Services, Inc. (b)	51,981	2,032,977
		7,129,816
Electrical Equipment - 0.7%
Acuity Brands, Inc. (a)	14,162	2,492,512
AMETEK, Inc.	77,648	5,627,151
Eaton Corp. PLC	148,028	11,695,692
Emerson Electric Co.	215,631	15,027,324
Fortive Corp.	102,757	7,434,469
Rockwell Automation, Inc.	43,173	8,477,019
		50,754,167
Industrial Conglomerates - 1.9%
3M Co.	200,495	47,190,508
General Electric Co.	2,913,545	50,841,360
Honeywell International, Inc.	255,948	39,252,185
Roper Technologies, Inc.	34,390	8,907,010
		146,191,063
Machinery - 1.6%
Caterpillar, Inc.	199,879	31,496,933
Cummins, Inc.	52,414	9,258,409
Deere & Co.	107,463	16,819,034
Dover Corp.	52,341	5,285,918
Flowserve Corp. (a)	43,890	1,849,086
Illinois Tool Works, Inc.	103,592	17,284,325
Ingersoll-Rand PLC	83,948	7,487,322
PACCAR, Inc.	118,130	8,396,680
Parker Hannifin Corp.	44,760	8,933,201
Pentair PLC	55,484	3,918,280
Snap-On, Inc. (a)	19,153	3,338,368
Stanley Black & Decker, Inc.	51,521	8,742,598
Xylem, Inc.	60,340	4,115,188
		126,925,342
Professional Services - 0.3%
Equifax, Inc.	40,343	4,757,247
IHS Markit Ltd. (b)	122,047	5,510,422
Nielsen Holdings PLC (a)	112,481	4,094,308
Robert Half International, Inc.	42,114	2,339,012
Verisk Analytics, Inc. (b)	52,216	5,012,736
		21,713,725
Road & Rail - 1.0%
CSX Corp.	300,263	16,517,468
J.B. Hunt Transport Services, Inc.	28,761	3,306,940
Kansas City Southern	34,787	3,660,288
Norfolk Southern Corp.	96,137	13,930,251
Union Pacific Corp.	264,464	35,464,622
		72,879,569
Trading Companies & Distributors - 0.2%
Fastenal Co. (a)	96,554	5,280,538
United Rentals, Inc. (b)	28,394	4,881,213
W.W. Grainger, Inc. (a)	17,421	4,115,711
		14,277,462

TOTAL INDUSTRIALS		780,738,672

INFORMATION TECHNOLOGY - 23.6%
Communications Equipment - 1.0%
Cisco Systems, Inc.	1,660,900	63,612,470
F5 Networks, Inc. (b)	21,030	2,759,557
Harris Corp.	40,048	5,672,799
Juniper Networks, Inc.	125,964	3,589,974
Motorola Solutions, Inc.	54,427	4,916,935
		80,551,735
Electronic Equipment & Components - 0.4%
Amphenol Corp. Class A	102,584	9,006,875
Corning, Inc.	291,976	9,340,312
FLIR Systems, Inc.	46,556	2,170,441
TE Connectivity Ltd.	118,139	11,227,931
		31,745,559
Internet Software & Services - 4.8%
Akamai Technologies, Inc. (b)	56,830	3,696,223
Alphabet, Inc.:
Class A (b)	100,134	105,481,156
Class C (b)	101,416	106,121,702
eBay, Inc. (b)	326,377	12,317,468
Facebook, Inc. Class A (b)	801,216	141,382,575
VeriSign, Inc. (a)(b)	28,480	3,259,251
		372,258,375
IT Services - 4.0%
Accenture PLC Class A	207,624	31,785,158
Alliance Data Systems Corp.	16,149	4,093,449
Automatic Data Processing, Inc.	148,999	17,461,193
Cognizant Technology Solutions Corp. Class A	198,102	14,069,204
CSRA, Inc.	55,025	1,646,348
DXC Technology Co.	95,841	9,095,311
Fidelity National Information Services, Inc.	112,169	10,553,981
Fiserv, Inc. (b)	70,015	9,181,067
Gartner, Inc. (b)	30,456	3,750,656
Global Payments, Inc.	53,467	5,359,532
IBM Corp.	289,264	44,378,883
MasterCard, Inc. Class A	312,050	47,231,888
Paychex, Inc.	107,444	7,314,788
PayPal Holdings, Inc. (b)	379,575	27,944,312
The Western Union Co.	154,308	2,933,395
Total System Services, Inc.	56,207	4,445,412
Visa, Inc. Class A (a)	609,266	69,468,509
		310,713,086
Semiconductors & Semiconductor Equipment - 3.9%
Advanced Micro Devices, Inc. (a)(b)	275,521	2,832,356
Analog Devices, Inc.	123,850	11,026,366
Applied Materials, Inc.	358,306	18,316,603
Broadcom Ltd.	136,602	35,093,054
Intel Corp.	1,572,331	72,578,799
KLA-Tencor Corp.	52,649	5,531,830
Lam Research Corp.	54,409	10,015,065
Microchip Technology, Inc. (a)	78,585	6,906,050
Micron Technology, Inc. (b)	387,457	15,932,232
NVIDIA Corp.	203,597	39,396,020
Qorvo, Inc. (b)	42,758	2,847,683
Qualcomm, Inc.	495,273	31,707,377
Skyworks Solutions, Inc.	61,731	5,861,358
Texas Instruments, Inc.	331,117	34,581,859
Xilinx, Inc.	84,312	5,684,315
		298,310,967
Software - 5.2%
Activision Blizzard, Inc.	254,025	16,084,863
Adobe Systems, Inc. (b)	165,613	29,022,022
ANSYS, Inc. (b)	28,510	4,207,791
Autodesk, Inc. (b)	73,642	7,719,891
CA Technologies, Inc.	105,463	3,509,809
Cadence Design Systems, Inc. (b)	94,864	3,967,212
Citrix Systems, Inc. (b)	48,091	4,232,008
Electronic Arts, Inc. (b)	103,453	10,868,772
Intuit, Inc.	81,596	12,874,217
Microsoft Corp.	2,591,857	221,707,448
Oracle Corp.	1,023,576	48,394,673
Red Hat, Inc. (b)	59,449	7,139,825
Salesforce.com, Inc. (b)	230,536	23,567,695
Symantec Corp.	208,294	5,844,730
Synopsys, Inc. (b)	50,475	4,302,489
		403,443,445
Technology Hardware, Storage & Peripherals - 4.3%
Apple, Inc.	1,724,966	291,915,980
Hewlett Packard Enterprise Co.	535,869	7,695,079
HP, Inc.	561,152	11,789,804
NetApp, Inc.	90,630	5,013,652
Seagate Technology LLC (a)	97,202	4,066,932
Western Digital Corp.	99,375	7,903,294
Xerox Corp.	71,723	2,090,725
		330,475,466

TOTAL INFORMATION TECHNOLOGY		1,827,498,633

MATERIALS - 3.0%
Chemicals - 2.2%
Air Products & Chemicals, Inc.	73,227	12,015,086
Albemarle Corp. U.S.	37,123	4,747,660
CF Industries Holdings, Inc.	78,364	3,333,605
DowDuPont, Inc.	786,162	55,990,458
Eastman Chemical Co.	48,290	4,473,586
Ecolab, Inc.	87,359	11,721,831
FMC Corp.	45,108	4,269,923
International Flavors & Fragrances, Inc.	26,532	4,049,049
LyondellBasell Industries NV Class A	108,671	11,988,585
Monsanto Co.	147,599	17,236,611
PPG Industries, Inc.	85,496	9,987,643
Praxair, Inc.	96,189	14,878,515
Sherwin-Williams Co.	27,648	11,336,786
The Mosaic Co.	117,931	3,026,109
		169,055,447
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	21,119	4,668,144
Vulcan Materials Co.	44,440	5,704,763
		10,372,907
Containers & Packaging - 0.4%
Avery Dennison Corp.	29,696	3,410,883
Ball Corp.	117,608	4,451,463
International Paper Co.	138,720	8,037,437
Packaging Corp. of America	31,699	3,821,314
Sealed Air Corp.	60,605	2,987,827
WestRock Co.	85,542	5,407,110
		28,116,034
Metals & Mining - 0.3%
Freeport-McMoRan, Inc. (b)	452,301	8,575,627
Newmont Mining Corp.	179,184	6,722,984
Nucor Corp.	106,810	6,790,980
		22,089,591

TOTAL MATERIALS		229,633,979

REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.8%
Alexandria Real Estate Equities, Inc.	32,158	4,199,513
American Tower Corp.	144,082	20,556,179
Apartment Investment & Management Co. Class A	52,754	2,305,877
AvalonBay Communities, Inc.	46,392	8,276,797
Boston Properties, Inc.	51,846	6,741,535
Crown Castle International Corp.	136,493	15,152,088
Digital Realty Trust, Inc.	69,022	7,861,606
Duke Realty Corp.	119,652	3,255,731
Equinix, Inc.	26,284	11,912,434
Equity Residential (SBI)	123,463	7,873,236
Essex Property Trust, Inc.	22,186	5,355,035
Extra Space Storage, Inc. (a)	42,302	3,699,310
Federal Realty Investment Trust (SBI)	24,373	3,236,978
General Growth Properties, Inc.	209,760	4,906,286
HCP, Inc.	157,605	4,110,338
Host Hotels & Resorts, Inc.	248,634	4,935,385
Iron Mountain, Inc.	94,556	3,567,598
Kimco Realty Corp.	143,007	2,595,577
Mid-America Apartment Communities, Inc.	38,175	3,838,878
Prologis, Inc.	178,763	11,532,001
Public Storage	50,286	10,509,774
Realty Income Corp. (a)	94,671	5,398,140
Regency Centers Corp.	49,713	3,439,145
SBA Communications Corp. Class A (b)	39,491	6,451,250
Simon Property Group, Inc.	104,431	17,934,980
SL Green Realty Corp.	33,014	3,332,103
The Macerich Co. (a)	36,417	2,391,869
UDR, Inc.	89,896	3,462,794
Ventas, Inc.	119,655	7,180,497
Vornado Realty Trust	57,925	4,528,577
Welltower, Inc.	124,428	7,934,774
Weyerhaeuser Co.	253,599	8,941,901
		217,418,186
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (b)	101,502	4,396,052

TOTAL REAL ESTATE		221,814,238

TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	2,062,845	80,203,414
CenturyLink, Inc. (a)	326,827	5,451,474
Verizon Communications, Inc.	1,370,539	72,542,629
		158,197,517
UTILITIES - 2.9%
Electric Utilities - 1.8%
Alliant Energy Corp.	77,677	3,309,817
American Electric Power Co., Inc.	165,243	12,156,928
Duke Energy Corp.	235,139	19,777,541
Edison International	109,462	6,922,377
Entergy Corp.	60,559	4,928,897
Eversource Energy	106,464	6,726,396
Exelon Corp.	322,559	12,712,050
FirstEnergy Corp.	149,458	4,576,404
NextEra Energy, Inc.	158,039	24,684,111
PG&E Corp.	172,292	7,723,850
Pinnacle West Capital Corp.	37,538	3,197,487
PPL Corp.	229,525	7,103,799
Southern Co.	337,187	16,215,323
Xcel Energy, Inc.	170,592	8,207,181
		138,242,161
Independent Power and Renewable Electricity Producers - 0.0%
NRG Energy, Inc.	101,063	2,878,274
The AES Corp.	221,869	2,402,841
		5,281,115
Multi-Utilities - 1.0%
Ameren Corp.	81,518	4,808,747
CenterPoint Energy, Inc.	144,810	4,106,812
CMS Energy Corp.	94,747	4,481,533
Consolidated Edison, Inc.	104,173	8,849,496
Dominion Resources, Inc.	216,206	17,525,658
DTE Energy Co.	60,268	6,596,935
NiSource, Inc.	113,152	2,904,612
Public Service Enterprise Group, Inc.	170,013	8,755,670
SCANA Corp.	47,914	1,906,019
Sempra Energy	84,354	9,019,130
WEC Energy Group, Inc.	106,025	7,043,241
		75,997,853
Water Utilities - 0.1%
American Water Works Co., Inc.	59,928	5,482,813

TOTAL UTILITIES		225,003,942

TOTAL COMMON STOCKS
(Cost $3,755,260,133)		7,661,755,030
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.04% to 1.31% 1/11/18 to 5/10/18 (c)
(Cost $2,296,266)	2,300,000	2,295,982
	Shares	Value

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 1.36% (d)	60,919,014	$60,931,198
Fidelity Securities Lending Cash Central Fund 1.36% (d)(e)	200,886,535	200,926,712
TOTAL MONEY MARKET FUNDS
(Cost $261,828,289)		261,857,910
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $4,019,384,688)		7,925,908,922
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(190,443,127)
NET ASSETS - 100%		$7,735,465,795

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	524	March 2018	$70,111,200	$452,029	$452,029

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,295,982.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$371,740
Fidelity Securities Lending Cash Central Fund	213,839
Total	$585,579

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$935,595,277	$935,595,277	$--	$--
Consumer Staples	628,597,036	628,597,036	--	--
Energy	465,691,343	465,691,343	--	--
Financials	1,133,498,804	1,133,498,804	--	--
Health Care	1,055,485,589	1,055,485,589	--	--
Industrials	780,738,672	780,738,672	--	--
Information Technology	1,827,498,633	1,827,498,633	--	--
Materials	229,633,979	229,633,979	--	--
Real Estate	221,814,238	221,814,238	--	--
Telecommunication Services	158,197,517	158,197,517	--	--
Utilities	225,003,942	225,003,942	--	--
U.S. Government and Government Agency Obligations	2,295,982	--	2,295,982	--
Money Market Funds	261,857,910	261,857,910	--	--
Total Investments in Securities:	$7,925,908,922	$7,923,612,940	$2,295,982	$--
Derivative Instruments:
Assets
Futures Contracts	$452,029	$452,029	$--	$--
Total Assets	$452,029	$452,029	$--	$--
Total Derivative Instruments:	$452,029	$452,029	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$452,029	$0
Total Equity Risk	452,029	0
Total Value of Derivatives	$452,029	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (including securities loaned of $195,392,980) — See accompanying schedule: Unaffiliated issuers (cost $3,757,556,399)	$7,664,051,012
Fidelity Central Funds (cost $261,828,289)	261,857,910
Total Investment in Securities (cost $4,019,384,688)		$7,925,908,922
Segregated cash with brokers for derivative instruments		233,738
Cash		1,259
Receivable for investments sold		5,459,333
Receivable for fund shares sold		1,848,681
Dividends receivable		7,750,971
Distributions receivable from Fidelity Central Funds		72,786
Other receivables		45,330
Total assets		7,941,321,020
Liabilities
Payable for fund shares redeemed	$3,710,195
Accrued management fee	288,068
Distribution and service plan fees payable	319,392
Payable for daily variation margin on futures contracts	253,188
Other affiliated payables	352,143
Other payables and accrued expenses	45,332
Collateral on securities loaned	200,886,907
Total liabilities		205,855,225
Net Assets		$7,735,465,795
Net Assets consist of:
Paid in capital		$3,781,563,994
Undistributed net investment income		25,327,631
Accumulated undistributed net realized gain (loss) on investments		21,597,907
Net unrealized appreciation (depreciation) on investments		3,906,976,263
Net Assets		$7,735,465,795
Initial Class:
Net Asset Value, offering price and redemption price per share ($6,139,812,951 ÷ 22,640,954 shares)		$271.18
Service Class:
Net Asset Value, offering price and redemption price per share ($92,965,093 ÷ 344,021 shares)		$270.23
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,502,687,751 ÷ 5,611,709 shares)		$267.78

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$139,685,894
Interest		26,272
Income from Fidelity Central Funds		585,579
Total income		140,297,745
Expenses
Management fee	$3,173,641
Transfer agent fees	3,878,894
Distribution and service plan fees	3,485,451
Independent trustees' fees and expenses	27,540
Legal	5,832
Miscellaneous	21,310
Total expenses before reductions	10,592,668
Expense reductions	(1,078)	10,591,590
Net investment income (loss)		129,706,155
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,715,314
Fidelity Central Funds	26,464
Futures contracts	7,345,652
Total net realized gain (loss)		37,087,430
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,212,957,451
Fidelity Central Funds	2,746
Futures contracts	569,806
Total change in net unrealized appreciation (depreciation)		1,213,530,003
Net gain (loss)		1,250,617,433
Net increase (decrease) in net assets resulting from operations		$1,380,323,588

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$129,706,155	$107,503,577
Net realized gain (loss)	37,087,430	17,682,543
Change in net unrealized appreciation (depreciation)	1,213,530,003	474,343,317
Net increase (decrease) in net assets resulting from operations	1,380,323,588	599,529,437
Distributions to shareholders from net investment income	(125,118,539)	(86,820,037)
Distributions to shareholders from net realized gain	(21,811,874)	(4,792,061)
Total distributions	(146,930,413)	(91,612,098)
Share transactions - net increase (decrease)	207,772,017	1,042,741,643
Total increase (decrease) in net assets	1,441,165,192	1,550,658,982
Net Assets
Beginning of period	6,294,300,603	4,743,641,621
End of period	$7,735,465,795	$6,294,300,603
Other Information
Undistributed net investment income end of period	$25,327,631	$20,741,251

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Index 500 Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$227.46	$206.43	$208.12	$186.29	$144.91
Income from Investment Operations
Net investment income (loss)A	4.71	4.42	4.15	3.75	3.31
Net realized and unrealized gain (loss)	44.36	20.06	(1.44)	21.58	42.98
Total from investment operations	49.07	24.48	2.71	25.33	46.29
Distributions from net investment income	(4.57)	(3.23)	(4.26)	(3.31)	(3.27)
Distributions from net realized gain	(.78)	(.22)	(.13)	(.18)	(1.64)
Total distributions	(5.35)	(3.45)	(4.40)B	(3.50)C	(4.91)
Net asset value, end of period	$271.18	$227.46	$206.43	$208.12	$186.29
Total ReturnD,E	21.71%	11.86%	1.33%	13.57%	32.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.89%	2.07%	1.98%	1.91%	1.98%
Supplemental Data
Net assets, end of period (000 omitted)	$6,139,813	$5,001,375	$4,103,865	$3,823,973	$3,163,673
Portfolio turnover rateH	5%	6%	9%	3%	5%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $4.40 per share is comprised of distributions from net investment income of $4.262 and distributions from net realized gain of $.133 per share.

 C Total distributions of $3.50 per share is comprised of distributions from net investment income of $3.314 and distributions from net realized gain of $.184 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Index 500 Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$226.70	$205.82	$207.49	$185.77	$144.53
Income from Investment Operations
Net investment income (loss)A	4.44	4.19	3.93	3.54	3.13
Net realized and unrealized gain (loss)	44.21	19.97	(1.43)	21.50	42.85
Total from investment operations	48.65	24.16	2.50	25.04	45.98
Distributions from net investment income	(4.34)	(3.07)	(4.03)	(3.14)	(3.10)
Distributions from net realized gain	(.78)	(.22)	(.13)	(.18)	(1.64)
Total distributions	(5.12)	(3.28)B	(4.17)C	(3.32)	(4.74)
Net asset value, end of period	$270.23	$226.70	$205.82	$207.49	$185.77
Total ReturnD,E	21.59%	11.75%	1.24%	13.46%	32.12%
Ratios to Average Net AssetsF,G
Expenses before reductions	.20%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.79%	1.97%	1.88%	1.81%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$92,965	$77,697	$64,618	$64,442	$55,066
Portfolio turnover rateH	5%	6%	9%	3%	5%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $3.28 per share is comprised of distributions from net investment income of $3.068 and distributions from net realized gain of $.216 per share.

 C Total distributions of $4.17 per share is comprised of distributions from net investment income of $4.033 and distributions from net realized gain of $.133 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Index 500 Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$224.72	$204.25	$206.02	$184.56	$143.64
Income from Investment Operations
Net investment income (loss)A	4.04	3.88	3.59	3.23	2.86
Net realized and unrealized gain (loss)	43.79	19.76	(1.42)	21.34	42.56
Total from investment operations	47.83	23.64	2.17	24.57	45.42
Distributions from net investment income	(3.99)	(2.95)	(3.80)	(2.92)	(2.86)
Distributions from net realized gain	(.78)	(.22)	(.13)	(.18)	(1.64)
Total distributions	(4.77)	(3.17)	(3.94)B	(3.11)C	(4.50)
Net asset value, end of period	$267.78	$224.72	$204.25	$206.02	$184.56
Total ReturnD,E	21.41%	11.58%	1.08%	13.29%	31.92%
Ratios to Average Net AssetsF,G
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.64%	1.82%	1.73%	1.66%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$1,502,688	$1,215,228	$575,158	$466,026	$367,122
Portfolio turnover rateH	5%	6%	9%	3%	5%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $3.94 per share is comprised of distributions from net investment income of $3.804 and distributions from net realized gain of $.133 per share.

 C Total distributions of $3.11 per share is comprised of distributions from net investment income of $2.923 and distributions from net realized gain of $.184 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

VIP Index 500 Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,022,633,249
Gross unrealized depreciation	(124,789,144)
Net unrealized appreciation (depreciation)	$3,897,844,105
Tax Cost	$4,028,064,817

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$26,343,256
Undistributed long-term capital gain	$26,769,434
Net unrealized appreciation (depreciation) on securities and other investments	$3,897,844,105

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$127,563,087	$ 86,820,037
Long-term Capital Gains	19,367,326	4,792,061
Total	$146,930,413	$ 91,612,098

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $540,291,369 and $339,591,060, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .045% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. In addition, under an expense contract, the investment adviser pays class-level expenses as necessary so that total expenses do not exceed an annual rate of .10% of each class' average net assets, excluding the distribution and service fee for each applicable class, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$83,877
Service Class 2	3,401,574
$3,485,451

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing, and shareholder servicing agent for each class. FIIOC receives asset-based fees of .07% of each class's average net assets for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements. Under the expense contract, each class pays a portion of the transfer agent fees equal to an annual rate of .055% of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$3,084,416
Service Class	46,132
Service Class 2	748,346
$3,878,894

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $21,310 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $213,839.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,078.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Initial Class	$101,596,891	$70,054,010
Service Class	1,476,833	1,039,558
Service Class 2	22,044,815	15,726,469
Total	$125,118,539	$86,820,037
From net realized gain
Initial Class	$17,306,529	$4,273,944
Service Class	265,442	67,680
Service Class 2	4,239,903	450,437
Total	$21,811,874	$4,792,061

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Initial Class
Shares sold	2,523,522	3,632,858	$627,402,721	$784,242,215
Reinvestment of distributions	461,364	327,219	118,903,420	74,327,954
Shares redeemed	(2,332,221)	(1,851,642)	(589,015,454)	(392,431,867)
Net increase (decrease)	652,665	2,108,435	$157,290,687	$466,138,302
Service Class
Shares sold	51,053	52,986	$12,677,416	$11,566,212
Reinvestment of distributions	6,789	4,894	1,742,275	1,107,238
Shares redeemed	(56,550)	(29,110)	(13,888,179)	(6,156,452)
Net increase (decrease)	1,292	28,770	$531,512	$6,516,998
Service Class 2
Shares sold	495,272	3,813,500	$121,131,652	$812,723,011
Reinvestment of distributions	103,412	71,615	26,284,718	16,176,906
Shares redeemed	(394,781)	(1,293,305)	(97,466,552)	(258,813,574)
Net increase (decrease)	203,903	2,591,810	$49,949,818	$570,086,343

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 38% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Index 500 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Index 500 Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Initial Class	.10%
Actual		$1,000.00	$1,113.70	$.53
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class	.20%
Actual		$1,000.00	$1,113.10	$1.07
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$1,112.30	$1.86
Hypothetical-C		$1,000.00	$1,023.44	$1.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Index 500 Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Index 500 Portfolio
Initial Class	02/09/2018	02/09/2018	$0.917	$0.980
Service Class	02/09/2018	02/09/2018	$0.874	$0.980
Service Class 2	02/09/2018	02/09/2018	$0.809	$0.980

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $26,769,433, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 80% and 100%; Service Class designates 84% and 100%; and Service Class 2 designates 91% and 100%; of the dividends distributed in February and December, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Index 500 Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track and a peer group of funds with similar objectives ("peer group"), if any. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Index 500 Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, the fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. Due to the fund's low contractual management fee rate compared to its Total Mapped Group median, Fidelity no longer calculates a hypothetical net management fee for the fund. As a result, the chart does not include a hypothetical net management fee for 2016.

VIP Index 500 Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

At the July 2017 meeting, in connection with the renewal of the Advisory Contracts, the Board approved an amended and restated sub-advisory agreement for the fund with Geode (effective August 1, 2017) that lowered the sub-advisory fee rate that FMR pays to Geode.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

The Board considered that current contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, as follows: Initial Class: 0.10%; Service Class: 0.20%; and Service Class 2: 0.35%. These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board and by a vote of a majority of the outstanding voting securities of the applicable class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that due to the fund's current contractual arrangements the expense ratio of each class will not decline if the class's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPIDX-ANN-0218
1.540028.120

Fidelity® Variable Insurance Products: Contrafund® Portfolio Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Initial Class	21.88%	14.26%	7.29%
Service Class	21.76%	14.14%	7.18%
Service Class 2	21.59%	13.97%	7.02%
Investor Class	21.81%	14.17%	7.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund℠ Portfolio - Initial Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$20,209	VIP Contrafund℠ Portfolio - Initial Class
$22,603	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 21.83% in 2017, as the S&P 500® index rose steadily and closed the year just shy of an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through year-end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, information technology fared best by a wide margin, rising 39% amid strong earnings growth from several major index constituents. A 24% gain in materials was spurred by increased demand, especially from China. Consumer discretionary gained 23%, despite many brick-and-mortar retailers suffering from online competition, and financials edged the broader market on an uptick in bond yields. Conversely, the defensive energy and telecom services sectors returned about -1% each. Rising interest rates held back real estate (+11%), while consumer staples (+13%) and utilities (+12%) struggled due to investors’ general preference for risk assets.

Comments from Co-Portfolio Manager Robert Stansky:  For the year, the fund’s share classes gained roughly 22%, about in line with the benchmark S&P 500® index. Versus the benchmark, stock selection in the information technology sector was by far the biggest positive, especially in software & services. Picks in financials and real estate also helped. The fund’s two largest relative contributors were software & services holdings: Autodesk, a maker of design software for engineering and architectural firms, and China-based online advertising provider 58.com, a non-benchmark position. Autodesk has been transitioning its business to a subscription, cloud-based model, and it made solid progress toward that goal in 2017. It was among our largest holdings at year-end. 58.com has been on an acquisition tear of late, and has been one beneficiary of the rapid expansion in China’s middle class. Electric automaker Tesla further bolstered our relative performance. Conversely, stock selection in consumer discretionary and health care weighed on relative performance, as did a small cash position in a strongly advancing market. Within consumer discretionary, shares of consumer products company Newell Brands – which we bought in August – fell sharply in early November after the company reported weaker-than-expected sales and lowered its earnings guidance for 2017. Also detracting was retailer L Brands, which was sold from the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On August 3, 2017, Chip Perrone became Co-Manager of the fund, succeeding Peter Dixon in overseeing the consumer discretionary sleeve. On November 17, 2017, Richard Malnight assumed Co-Manager responsibilities for the fund’s materials sleeve, succeeding Tobias Welo.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2017

% of fund's net assets
Alphabet, Inc. Class C	2.9
Bank of America Corp.	2.4
Amazon.com, Inc.	2.3
Autodesk, Inc.	2.0
UnitedHealth Group, Inc.	2.0
Microsoft Corp.	1.8
Capital One Financial Corp.	1.6
The Walt Disney Co.	1.6
Facebook, Inc. Class A	1.5
Citrix Systems, Inc.	1.5
19.6

Top Market Sectors as of December 31, 2017

% of fund's net assets
Information Technology	21.8
Financials	14.9
Consumer Discretionary	13.8
Health Care	13.5
Industrials	9.8
Consumer Staples	8.1
Energy	6.0
Materials	3.0
Utilities	2.9
Real Estate	2.8

Asset Allocation (% of fund's net assets)

As of December 31, 2017 *
Stocks and Equity Futures	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 8.4%

Investments December 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 13.8%
Auto Components - 0.6%
Aptiv PLC	1,142,600	$96,926,758
Delphi Technologies PLC (a)	558,166	29,286,970
		126,213,728
Automobiles - 0.4%
Tesla, Inc. (a)	249,450	77,666,258
Diversified Consumer Services - 0.6%
ServiceMaster Global Holdings, Inc. (a)	2,410,096	123,565,622
Hotels, Restaurants & Leisure - 1.8%
Marriott International, Inc. Class A	834,401	113,253,248
Starbucks Corp.	3,950,600	226,882,958
U.S. Foods Holding Corp. (a)	330,200	10,543,286
		350,679,492
Household Durables - 1.2%
Mohawk Industries, Inc. (a)	460,854	127,149,619
Newell Brands, Inc.	3,263,900	100,854,510
		228,004,129
Internet & Direct Marketing Retail - 2.5%
Amazon.com, Inc. (a)	388,500	454,339,095
JD.com, Inc. sponsored ADR (a)	1,272,400	52,702,808
		507,041,903
Media - 3.5%
Comcast Corp. Class A	7,318,500	293,105,925
DISH Network Corp. Class A (a)	70,400	3,361,600
MDC Partners, Inc. Class A (a)	2,160,073	21,060,712
The Walt Disney Co.	2,895,800	311,327,458
Time Warner, Inc.	724,726	66,290,687
Weinstein Co. Holdings LLC Class A-1 (a)(b)(c)(d)	11,499	0
		695,146,382
Specialty Retail - 2.1%
Home Depot, Inc.	1,185,689	224,723,636
TJX Companies, Inc.	2,575,321	196,909,044
		421,632,680
Textiles, Apparel & Luxury Goods - 1.1%
NIKE, Inc. Class B	2,667,652	166,861,633
Tapestry, Inc.	1,156,200	51,138,726
		218,000,359

TOTAL CONSUMER DISCRETIONARY		2,747,950,553

CONSUMER STAPLES - 8.1%
Beverages - 1.8%
Anheuser-Busch InBev SA NV	321,700	35,915,051
Constellation Brands, Inc. Class A (sub. vtg.)	330,400	75,519,528
Molson Coors Brewing Co. Class B	121,100	9,938,677
Monster Beverage Corp. (a)	919,988	58,226,041
The Coca-Cola Co.	4,159,506	190,838,135
		370,437,432
Food & Staples Retailing - 1.3%
CVS Health Corp.	1,965,464	142,496,140
Kroger Co.	2,831,464	77,723,687
Rite Aid Corp. (a)(e)	2,899,727	5,712,462
Walgreens Boots Alliance, Inc.	536,500	38,960,630
		264,892,919
Food Products - 1.0%
Blue Buffalo Pet Products, Inc. (a)(e)	268,200	8,794,278
Bunge Ltd.	663,481	44,506,305
Mondelez International, Inc.	2,243,600	96,026,080
The Hain Celestial Group, Inc. (a)	54,092	2,292,960
The Kraft Heinz Co.	53,900	4,191,264
The Simply Good Foods Co.	963,900	13,745,214
TreeHouse Foods, Inc. (a)	486,798	24,077,029
		193,633,130
Household Products - 0.8%
Colgate-Palmolive Co.	1,609,687	121,450,884
Kimberly-Clark Corp.	126,167	15,223,310
Spectrum Brands Holdings, Inc.	168,117	18,896,351
		155,570,545
Personal Products - 0.7%
Avon Products, Inc. (a)	8,797,544	18,914,720
Coty, Inc. Class A	2,069,336	41,159,093
Edgewell Personal Care Co. (a)	267,500	15,886,825
Estee Lauder Companies, Inc. Class A	486,374	61,886,228
Unilever NV (Certificaten Van Aandelen) (Bearer)	188,400	10,607,485
		148,454,351
Tobacco - 2.5%
Altria Group, Inc.	716,556	51,169,264
British American Tobacco PLC sponsored ADR	3,247,981	217,582,247
Philip Morris International, Inc.	2,144,078	226,521,841
		495,273,352

TOTAL CONSUMER STAPLES		1,628,261,729

ENERGY - 6.0%
Energy Equipment & Services - 0.5%
Baker Hughes, a GE Co. Class A	1,109,200	35,095,088
Hess Midstream Partners LP	396,700	7,858,627
NCS Multistage Holdings, Inc.	925,400	13,640,396
Oceaneering International, Inc.	479,162	10,129,485
Schlumberger Ltd.	339,700	22,892,383
		89,615,979
Oil, Gas & Consumable Fuels - 5.5%
Anadarko Petroleum Corp.	1,328,721	71,272,594
Black Stone Minerals LP	736,600	13,214,604
Boardwalk Pipeline Partners, LP	1,552,000	20,036,320
Cabot Oil & Gas Corp.	1,248,035	35,693,801
Centennial Resource Development, Inc.:
Class A (a)	393,700	7,795,260
Class A (c)	400,000	7,920,000
Chevron Corp.	738,400	92,440,296
Cimarex Energy Co.	357,900	43,667,379
ConocoPhillips Co.	2,086,400	114,522,496
Devon Energy Corp.	1,722,600	71,315,640
EOG Resources, Inc.	618,900	66,785,499
Extraction Oil & Gas, Inc. (a)	425,209	6,084,741
Extraction Oil & Gas, Inc. (c)	541,782	7,752,900
Exxon Mobil Corp.	1,594,902	133,397,603
Newfield Exploration Co. (a)	1,408,600	44,413,158
Parsley Energy, Inc. Class A (a)	1,659,457	48,854,414
PDC Energy, Inc. (a)	447,050	23,040,957
Phillips 66 Co.	771,039	77,990,595
Pioneer Natural Resources Co.	332,900	57,541,765
PrairieSky Royalty Ltd.	811,912	20,707,954
Reliance Industries Ltd.	1,227,178	17,705,080
Suncor Energy, Inc.	1,571,395	57,692,824
Suncor Energy, Inc.	66,000	2,423,520
Valero Energy Corp.	702,700	64,585,157
		1,106,854,557

TOTAL ENERGY		1,196,470,536

FINANCIALS - 14.9%
Banks - 7.2%
Bank of America Corp.	15,805,614	466,581,725
Citigroup, Inc.	3,303,450	245,809,715
Huntington Bancshares, Inc.	13,648,196	198,717,734
JPMorgan Chase & Co.	734,206	78,515,990
KeyCorp	2,231,600	45,011,372
PNC Financial Services Group, Inc.	946,200	136,527,198
Societe Generale Series A	389,000	20,055,103
SunTrust Banks, Inc.	1,006,400	65,003,376
Synovus Financial Corp.	396,323	18,999,725
Wells Fargo & Co.	2,597,100	157,566,057
		1,432,787,995
Capital Markets - 2.7%
Affiliated Managers Group, Inc.	87,800	18,020,950
BlackRock, Inc. Class A	223,213	114,666,750
CBOE Holdings, Inc.	236,691	29,489,332
Credit Suisse Group AG	915,852	16,334,884
E*TRADE Financial Corp. (a)	2,060,078	102,118,066
Goldman Sachs Group, Inc.	131,200	33,424,512
IntercontinentalExchange, Inc.	822,600	58,042,656
Northern Trust Corp.	723,200	72,240,448
State Street Corp.	1,004,300	98,029,723
		542,367,321
Consumer Finance - 2.3%
Capital One Financial Corp.	3,256,048	324,237,260
OneMain Holdings, Inc. (a)	1,592,097	41,378,601
SLM Corp. (a)	2,140,176	24,183,989
Synchrony Financial	1,858,600	71,760,546
		461,560,396
Diversified Financial Services - 0.5%
Berkshire Hathaway, Inc.:
Class A (a)	47	13,987,200
Class B (a)	178,300	35,342,626
KBC Ancora	450,178	28,352,267
Kimbell Royalty Partners LP	433,900	7,050,875
On Deck Capital, Inc. (a)	595,900	3,420,466
		88,153,434
Insurance - 2.2%
American International Group, Inc.	351,500	20,942,370
Chubb Ltd.	659,948	96,438,201
Hartford Financial Services Group, Inc.	1,140,100	64,164,828
Marsh & McLennan Companies, Inc.	796,470	64,824,693
MetLife, Inc.	1,456,600	73,645,696
The Travelers Companies, Inc.	927,700	125,833,228
		445,849,016

TOTAL FINANCIALS		2,970,718,162

HEALTH CARE - 13.5%
Biotechnology - 3.6%
Alexion Pharmaceuticals, Inc. (a)	625,832	74,843,249
Amgen, Inc.	1,403,733	244,109,169
Biogen, Inc. (a)	458,431	146,042,364
BioMarin Pharmaceutical, Inc. (a)	204,600	18,244,182
Celgene Corp. (a)	278,500	29,064,260
Regeneron Pharmaceuticals, Inc. (a)	135,600	50,980,176
Shire PLC sponsored ADR	231,800	35,956,816
TESARO, Inc. (a)	295,000	24,446,650
Vertex Pharmaceuticals, Inc. (a)	679,630	101,849,352
		725,536,218
Health Care Equipment & Supplies - 3.5%
Abbott Laboratories	3,181,330	181,558,503
Becton, Dickinson & Co.	709,300	151,832,758
Boston Scientific Corp. (a)	5,558,549	137,796,430
Intuitive Surgical, Inc. (a)	238,800	87,147,672
Medtronic PLC	489,690	39,542,468
ResMed, Inc.	737,300	62,441,937
Wright Medical Group NV (a)	1,168,600	25,942,920
		686,262,688
Health Care Providers & Services - 3.2%
DaVita HealthCare Partners, Inc. (a)	563,900	40,741,775
Henry Schein, Inc. (a)	385,582	26,944,470
Humana, Inc.	379,100	94,043,337
McKesson Corp.	539,000	84,057,050
UnitedHealth Group, Inc.	1,810,800	399,208,968
		644,995,600
Health Care Technology - 0.3%
Cerner Corp. (a)	880,700	59,350,373
Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	1,241,300	83,129,861
Thermo Fisher Scientific, Inc.	647,913	123,025,720
		206,155,581
Pharmaceuticals - 1.9%
Allergan PLC	502,752	82,240,172
AstraZeneca PLC sponsored ADR	1,019,300	35,369,710
Bristol-Myers Squibb Co.	1,910,405	117,069,618
Jazz Pharmaceuticals PLC (a)	276,900	37,284,585
Merck & Co., Inc.	363,900	20,476,653
Mylan NV (a)	670,800	28,381,548
Roche Holding AG (participation certificate)	149,535	37,810,728
Sanofi SA sponsored ADR	612,500	26,337,500
		384,970,514

TOTAL HEALTH CARE		2,707,270,974

INDUSTRIALS - 9.8%
Aerospace & Defense - 1.7%
Axon Enterprise, Inc. (a)	1,861,075	49,318,488
Lockheed Martin Corp.	126,100	40,484,405
Northrop Grumman Corp.	310,475	95,287,882
Orbital ATK, Inc.	30,450	4,004,175
Raytheon Co.	512,220	96,220,527
Rockwell Collins, Inc.	75,130	10,189,131
The Boeing Co.	16,210	4,780,491
United Technologies Corp.	306,548	39,106,328
		339,391,427
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	347,925	41,455,264
Airlines - 1.8%
American Airlines Group, Inc.	4,005,001	208,380,202
JetBlue Airways Corp. (a)	2,803,460	62,629,296
United Continental Holdings, Inc. (a)	1,206,140	81,293,836
		352,303,334
Building Products - 0.5%
Allegion PLC	1,145,070	91,101,769
Johnson Controls International PLC	381,720	14,547,349
		105,649,118
Commercial Services & Supplies - 0.1%
Waste Management, Inc.	225,570	19,466,691
Construction & Engineering - 0.4%
AECOM (a)	2,282,601	84,798,627
Electrical Equipment - 1.8%
AMETEK, Inc.	1,184,854	85,866,369
Fortive Corp.	1,242,710	89,910,069
Sensata Technologies Holding BV (a)	2,659,571	135,930,674
Sunrun, Inc. (a)(e)(f)	6,185,222	36,492,810
Vivint Solar, Inc. (a)(e)	4,358,120	17,650,386
		365,850,308
Industrial Conglomerates - 1.0%
3M Co.	92,770	21,835,275
General Electric Co.	6,075,181	106,011,908
Honeywell International, Inc.	474,890	72,829,130
		200,676,313
Machinery - 0.1%
Caterpillar, Inc.	119,846	18,885,333
Marine - 0.0%
A.P. Moller - Maersk A/S Series B	1,006	1,757,545
Professional Services - 0.0%
Nielsen Holdings PLC	55,140	2,007,096
Road & Rail - 1.7%
Avis Budget Group, Inc. (a)	1,124,864	49,359,032
CSX Corp.	2,547,297	140,126,808
eHi Car Service Co. Ltd. sponsored ADR (a)	40	463
Norfolk Southern Corp.	962,410	139,453,209
		328,939,512
Trading Companies & Distributors - 0.5%
HD Supply Holdings, Inc. (a)	2,304,752	92,259,223

TOTAL INDUSTRIALS		1,953,439,791

INFORMATION TECHNOLOGY - 21.8%
Communications Equipment - 0.0%
CommScope Holding Co., Inc. (a)	275,600	10,425,948
Electronic Equipment & Components - 0.7%
Dell Technologies, Inc. (a)	50,400	4,096,512
Jabil, Inc.	4,664,652	122,447,115
Samsung SDI Co. Ltd.	72,555	13,900,923
		140,444,550
Internet Software & Services - 7.2%
58.com, Inc. ADR (a)	1,692,189	121,109,967
Alibaba Group Holding Ltd. sponsored ADR (a)	753,900	129,994,977
Alphabet, Inc.:
Class A (a)	200	210,680
Class C (a)	554,136	579,847,907
Box, Inc. Class A (a)	2,440,067	51,534,215
Facebook, Inc. Class A (a)	1,715,376	302,695,249
GoDaddy, Inc. (a)	163,700	8,230,836
MINDBODY, Inc. (a)	2,306,283	70,226,317
MongoDB, Inc. Class B	149,933	4,005,010
NetEase, Inc. ADR	82,700	28,537,289
New Relic, Inc. (a)	634,364	36,647,208
Okta, Inc.	167,100	4,279,431
Shopify, Inc. (a)	112,400	11,352,400
Twilio, Inc. Class A (a)	1,390,900	32,825,240
Yext, Inc. (e)	4,142,290	49,831,749
		1,431,328,475
IT Services - 1.4%
Cognizant Technology Solutions Corp. Class A	1,279,780	90,889,976
FleetCor Technologies, Inc. (a)	363,000	69,852,090
Leidos Holdings, Inc.	398,900	25,756,973
PayPal Holdings, Inc. (a)	1,083,800	79,789,356
Vantiv, Inc. (a)	63,500	4,670,425
		270,958,820
Semiconductors & Semiconductor Equipment - 3.0%
Advanced Micro Devices, Inc. (a)	229,000	2,354,120
Analog Devices, Inc.	413,200	36,787,196
Broadcom Ltd.	251,800	64,687,420
Himax Technologies, Inc. sponsored ADR	521,515	5,434,186
Micron Technology, Inc. (a)	1,524,300	62,679,216
Nanya Technology Corp.	4,516,000	11,599,393
NVIDIA Corp.	538,602	104,219,487
ON Semiconductor Corp. (a)	3,708,436	77,654,650
Qorvo, Inc. (a)	1,747,761	116,400,883
Qualcomm, Inc.	1,403,805	89,871,596
Semtech Corp. (a)	1,139,984	38,987,453
		610,675,600
Software - 8.4%
Activision Blizzard, Inc.	600,332	38,013,022
Adobe Systems, Inc. (a)	332,629	58,289,906
Autodesk, Inc. (a)	3,905,045	409,365,867
Citrix Systems, Inc. (a)	3,374,017	296,913,496
Electronic Arts, Inc. (a)	272,300	28,607,838
Fortinet, Inc. (a)	53,800	2,350,522
HubSpot, Inc. (a)	395,711	34,980,852
Microsoft Corp.	4,331,013	370,474,852
Oracle Corp.	886,500	41,913,720
Parametric Technology Corp. (a)	1,576,435	95,799,955
Red Hat, Inc. (a)	104,100	12,502,410
Salesforce.com, Inc. (a)	1,419,857	145,151,981
ServiceNow, Inc. (a)	111,200	14,499,368
Symantec Corp.	1,254,787	35,209,323
Totvs SA	1,528,400	13,772,234
Workday, Inc. Class A (a)	136,800	13,918,032
Zendesk, Inc. (a)	1,860,706	62,966,291
		1,674,729,669
Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc.	1,279,162	216,472,585

TOTAL INFORMATION TECHNOLOGY		4,355,035,647

MATERIALS - 3.0%
Chemicals - 2.6%
CF Industries Holdings, Inc.	210,400	8,950,416
DowDuPont, Inc.	2,792,306	198,868,033
FMC Corp.	120,400	11,397,064
International Flavors & Fragrances, Inc.	70,900	10,820,049
LyondellBasell Industries NV Class A	1,090,000	120,248,800
Monsanto Co.	45,700	5,336,846
Olin Corp.	151,527	5,391,331
Platform Specialty Products Corp. (a)	2,146,800	21,296,256
Praxair, Inc.	256,400	39,659,952
Sherwin-Williams Co.	73,500	30,137,940
The Chemours Co. LLC	1,146,400	57,388,784
Tronox Ltd. Class A	45,700	937,307
Westlake Chemical Corp.	162,937	17,357,679
		527,790,457
Construction Materials - 0.2%
Eagle Materials, Inc.	211,059	23,912,985
Summit Materials, Inc.	498,400	15,669,696
		39,582,681
Containers & Packaging - 0.1%
Ball Corp.	317,742	12,026,535
Metals & Mining - 0.1%
Freeport-McMoRan, Inc. (a)	1,207,400	22,892,304

TOTAL MATERIALS		602,291,977

REAL ESTATE - 2.8%
Equity Real Estate Investment Trusts (REITs) - 2.7%
Altisource Residential Corp. Class B	2,006,182	23,793,319
American Homes 4 Rent Class A	1,272,400	27,789,216
American Tower Corp.	799,305	114,036,844
Boston Properties, Inc.	370,400	48,163,112
Colony NorthStar, Inc.	2,044,781	23,330,951
Corporate Office Properties Trust (SBI)	579,900	16,933,080
Corrections Corp. of America	206,800	4,653,000
DDR Corp.	696,100	6,237,056
Equinix, Inc.	118,100	53,525,282
Equity Lifestyle Properties, Inc.	97,800	8,706,156
Extra Space Storage, Inc.	229,783	20,094,523
Gaming & Leisure Properties	123,600	4,573,200
General Growth Properties, Inc.	788,300	18,438,337
Healthcare Trust of America, Inc.	849,900	25,530,996
Omega Healthcare Investors, Inc. (e)	96,100	2,646,594
Outfront Media, Inc.	549,173	12,740,814
Pennsylvania Real Estate Investment Trust (SBI) (e)	555,700	6,607,273
Prologis, Inc.	844,700	54,491,597
Spirit Realty Capital, Inc.	1,694,300	14,537,094
Store Capital Corp.	1,117,100	29,089,284
Sun Communities, Inc.	160,469	14,888,314
VEREIT, Inc.	998,600	7,779,094
		538,585,136
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	684,389	29,640,888

TOTAL REAL ESTATE		568,226,024

TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.	4,615,368	179,445,508
Verizon Communications, Inc.	2,724,308	144,197,622
Zayo Group Holdings, Inc. (a)	509,200	18,738,560
		342,381,690
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	437,824	27,806,202

TOTAL TELECOMMUNICATION SERVICES		370,187,892

UTILITIES - 2.9%
Electric Utilities - 1.6%
Exelon Corp.	2,258,892	89,022,934
FirstEnergy Corp.	754,490	23,102,484
Great Plains Energy, Inc.	381,699	12,305,976
NextEra Energy, Inc.	947,150	147,935,359
PG&E Corp.	1,010,234	45,288,790
		317,655,543
Independent Power and Renewable Electricity Producers - 0.4%
NRG Energy, Inc.	1,367,500	38,946,400
NRG Yield, Inc. Class C	481,627	9,102,750
The AES Corp.	2,498,200	27,055,506
		75,104,656
Multi-Utilities - 0.9%
Dominion Resources, Inc.	924,235	74,918,489
Public Service Enterprise Group, Inc.	500,071	25,753,657
SCANA Corp.	110,000	4,375,800
Sempra Energy	814,750	87,113,070
		192,161,016

TOTAL UTILITIES		584,921,215

TOTAL COMMON STOCKS
(Cost $14,656,488,684)		19,684,774,500
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.06% to 1.3% 1/11/18 to 3/15/18 (g)
(Cost $7,212,077)	7,220,000	7,211,929
	Shares	Value

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 1.36% (h)	311,908,822	$311,971,204
Fidelity Securities Lending Cash Central Fund 1.36% (h)(i)	30,909,614	30,915,796
TOTAL MONEY MARKET FUNDS
(Cost $342,857,212)		342,887,000
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $15,006,557,973)		20,034,873,429
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(46,356,994)
NET ASSETS - 100%		$19,988,516,435

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	858	March 2018	$114,800,400	$1,594,818	$1,594,818

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Legend

 (a) Non-income producing

 (b) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,672,900 or 0.1% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Affiliated company

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,074,657.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Centennial Resource Development, Inc. Class A	12/28/16	$5,816,000
Extraction Oil & Gas, Inc.	12/12/16	$9,887,522
Weinstein Co. Holdings LLC Class A-1	10/19/05	$11,499,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,617,053
Fidelity Securities Lending Cash Central Fund	5,679,879
Total	$9,296,932

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
MDC Partners, Inc. Class A	$21,263,743	$--	$11,119,572	$--	$(11,962,663)	$22,879,204	$--
Sunrun, Inc.	32,490,945	411,419	--	--	--	3,590,446	36,492,810
Total	$53,754,688	$411,419	$11,119,572	$--	$(11,962,663)	$26,469,650	$36,492,810

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,747,950,553	$2,747,950,553	$--	$--
Consumer Staples	1,628,261,729	1,581,739,193	46,522,536	--
Energy	1,196,470,536	1,196,470,536	--	--
Financials	2,970,718,162	2,934,328,175	36,389,987	--
Health Care	2,707,270,974	2,669,460,246	37,810,728	--
Industrials	1,953,439,791	1,953,439,791	--	--
Information Technology	4,355,035,647	4,351,030,637	4,005,010	--
Materials	602,291,977	602,291,977	--	--
Real Estate	568,226,024	568,226,024	--	--
Telecommunication Services	370,187,892	370,187,892	--	--
Utilities	584,921,215	584,921,215	--	--
U.S. Government and Government Agency Obligations	7,211,929	--	7,211,929	--
Money Market Funds	342,887,000	342,887,000	--	--
Total Investments in Securities:	$20,034,873,429	$19,902,933,239	$131,940,190	$--
Derivative Instruments:
Assets
Futures Contracts	$1,594,818	$1,594,818	$--	$--
Total Assets	$1,594,818	$1,594,818	$--	$--
Total Derivative Instruments:	$1,594,818	$1,594,818	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,594,818	$0
Total Equity Risk	1,594,818	0
Total Value of Derivatives	$1,594,818	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (including securities loaned of $29,307,626) — See accompanying schedule: Unaffiliated issuers (cost $14,623,960,650)	$19,655,493,619
Fidelity Central Funds (cost $342,857,212)	342,887,000
Other affiliated issuers (cost $39,740,111)	36,492,810
Total Investment in Securities (cost $15,006,557,973)		$20,034,873,429
Cash		792,110
Foreign currency held at value (cost $9,756,587)		9,756,587
Receivable for investments sold		4,630,539
Receivable for fund shares sold		1,868,369
Dividends receivable		19,340,907
Distributions receivable from Fidelity Central Funds		683,111
Prepaid expenses		32,946
Other receivables		1,369,021
Total assets		20,073,347,019
Liabilities
Payable for investments purchased	$29,576,393
Payable for fund shares redeemed	10,366,992
Accrued management fee	9,021,816
Distribution and service plan fees payable	2,053,869
Payable for daily variation margin on futures contracts	416,130
Other affiliated payables	1,347,129
Other payables and accrued expenses	1,137,701
Collateral on securities loaned	30,910,554
Total liabilities		84,830,584
Net Assets		$19,988,516,435
Net Assets consist of:
Paid in capital		$13,288,820,360
Undistributed net investment income		29,159,381
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,640,649,727
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,029,886,967
Net Assets		$19,988,516,435
Initial Class:
Net Asset Value, offering price and redemption price per share ($7,609,925,175 ÷ 200,552,436 shares)		$37.94
Service Class:
Net Asset Value, offering price and redemption price per share ($1,569,797,720 ÷ 41,560,747 shares)		$37.77
Service Class 2:
Net Asset Value, offering price and redemption price per share ($9,255,124,005 ÷ 249,793,203 shares)		$37.05
Investor Class:
Net Asset Value, offering price and redemption price per share ($1,553,669,535 ÷ 41,172,158 shares)		$37.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$295,636,892
Interest		48,380
Income from Fidelity Central Funds		9,296,932
Total income		304,982,204
Expenses
Management fee	$104,190,200
Transfer agent fees	13,807,888
Distribution and service plan fees	23,511,100
Accounting and security lending fees	1,687,786
Custodian fees and expenses	278,898
Independent trustees' fees and expenses	75,405
Appreciation in deferred trustee compensation account	89
Audit	77,424
Legal	57,273
Miscellaneous	154,592
Total expenses before reductions	143,840,655
Expense reductions	(1,231,206)	142,609,449
Net investment income (loss)		162,372,755
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,018,681,086
Fidelity Central Funds	11,234
Other affiliated issuers	(11,962,663)
Foreign currency transactions	(96,363)
Futures contracts	15,219,792
Total net realized gain (loss)		2,021,853,086
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,521,585,137
Fidelity Central Funds	(12,507)
Other affiliated issuers	26,469,650
Assets and liabilities in foreign currencies	99,344
Futures contracts	2,336,491
Total change in net unrealized appreciation (depreciation)		1,550,478,115
Net gain (loss)		3,572,331,201
Net increase (decrease) in net assets resulting from operations		$3,734,703,956

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$162,372,755	$161,252,799
Net realized gain (loss)	2,021,853,086	751,550,819
Change in net unrealized appreciation (depreciation)	1,550,478,115	414,451,844
Net increase (decrease) in net assets resulting from operations	3,734,703,956	1,327,255,462
Distributions to shareholders from net investment income	(167,795,221)	(123,732,924)
Distributions to shareholders from net realized gain	(1,017,638,614)	(1,451,984,960)
Total distributions	(1,185,433,835)	(1,575,717,884)
Share transactions - net increase (decrease)	(417,890,496)	(517,277,577)
Total increase (decrease) in net assets	2,131,379,625	(765,739,999)
Net Assets
Beginning of period	17,857,136,810	18,622,876,809
End of period	$19,988,516,435	$17,857,136,810
Other Information
Undistributed net investment income end of period	$29,159,381	$34,198,739

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Contrafund Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$33.18	$33.91	$37.36	$34.35	$26.44
Income from Investment Operations
Net investment income (loss)A	.35	.33	.35	.36	.32
Net realized and unrealized gain (loss)	6.69	1.85	(.14)	3.76	7.94
Total from investment operations	7.04	2.18	.21	4.12	8.26
Distributions from net investment income	(.36)	(.26)	(.37)	(.36)	(.34)
Distributions from net realized gain	(1.91)	(2.65)	(3.30)	(.75)	(.01)
Total distributions	(2.28)B	(2.91)	(3.66)C	(1.11)	(.35)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$37.94	$33.18	$33.91	$37.36	$34.35
Total ReturnE,F	21.88%	8.04%	.64%	11.94%	31.29%
Ratios to Average Net AssetsG,H
Expenses before reductions	.62%	.63%	.63%	.63%	.64%
Expenses net of fee waivers, if any	.62%	.63%	.63%	.63%	.63%
Expenses net of all reductions	.62%	.62%	.62%	.63%	.62%
Net investment income (loss)	.98%	1.04%	1.01%	1.01%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$7,609,925	$6,962,430	$7,436,130	$8,005,930	$7,654,305
Portfolio turnover rateI	70%	62%	80%	74%	86%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.28 per share is comprised of distributions from net investment income of $.364 and distributions from net realized gain of $1.911 per share.

 C Total distributions of $3.66 per share is comprised of distributions from net investment income of $.369 and distributions from net realized gain of $3.295 per share.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$33.04	$33.79	$37.23	$34.24	$26.36
Income from Investment Operations
Net investment income (loss)A	.31	.29	.32	.33	.29
Net realized and unrealized gain (loss)	6.66	1.84	(.13)	3.73	7.91
Total from investment operations	6.97	2.13	.19	4.06	8.20
Distributions from net investment income	(.33)	(.23)	(.33)	(.32)	(.31)
Distributions from net realized gain	(1.91)	(2.65)	(3.30)	(.75)	(.01)
Total distributions	(2.24)	(2.88)	(3.63)	(1.07)	(.32)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$37.77	$33.04	$33.79	$37.23	$34.24
Total ReturnC,D	21.76%	7.91%	.56%	11.82%	31.14%
Ratios to Average Net AssetsE,F
Expenses before reductions	.72%	.73%	.73%	.73%	.74%
Expenses net of fee waivers, if any	.72%	.73%	.73%	.73%	.73%
Expenses net of all reductions	.72%	.72%	.72%	.73%	.72%
Net investment income (loss)	.88%	.94%	.91%	.91%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$1,569,798	$1,428,793	$1,546,864	$1,714,615	$1,688,448
Portfolio turnover rateG	70%	62%	80%	74%	86%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$32.45	$33.25	$36.70	$33.77	$26.00
Income from Investment Operations
Net investment income (loss)A	.25	.24	.26	.27	.24
Net realized and unrealized gain (loss)	6.54	1.80	(.14)	3.68	7.80
Total from investment operations	6.79	2.04	.12	3.95	8.04
Distributions from net investment income	(.28)	(.20)	(.28)	(.27)	(.26)
Distributions from net realized gain	(1.91)	(2.65)	(3.30)	(.75)	(.01)
Total distributions	(2.19)	(2.84)B	(3.57)C	(1.02)	(.27)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$37.05	$32.45	$33.25	$36.70	$33.77
Total ReturnE,F	21.59%	7.76%	.39%	11.65%	30.95%
Ratios to Average Net AssetsG,H
Expenses before reductions	.87%	.88%	.88%	.88%	.89%
Expenses net of fee waivers, if any	.87%	.88%	.88%	.88%	.88%
Expenses net of all reductions	.87%	.87%	.87%	.88%	.87%
Net investment income (loss)	.73%	.79%	.76%	.76%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$9,255,124	$8,138,206	$8,363,076	$8,764,266	$8,472,780
Portfolio turnover rateI	70%	62%	80%	74%	86%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.84 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $2.648 per share.

 C Total distributions of $3.57 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $3.295 per share.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio Investor Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$33.01	$33.76	$37.21	$34.22	$26.35
Income from Investment Operations
Net investment income (loss)A	.32	.30	.32	.33	.29
Net realized and unrealized gain (loss)	6.66	1.84	(.13)	3.74	7.91
Total from investment operations	6.98	2.14	.19	4.07	8.20
Distributions from net investment income	(.34)	(.24)	(.34)	(.33)	(.32)
Distributions from net realized gain	(1.91)	(2.65)	(3.30)	(.75)	(.01)
Total distributions	(2.25)	(2.89)	(3.64)	(1.08)	(.33)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$37.74	$33.01	$33.76	$37.21	$34.22
Total ReturnC,D	21.81%	7.95%	.56%	11.85%	31.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.71%	.71%	.71%	.72%
Expenses net of fee waivers, if any	.70%	.71%	.71%	.71%	.71%
Expenses net of all reductions	.70%	.70%	.70%	.71%	.71%
Net investment income (loss)	.90%	.95%	.93%	.93%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$1,553,670	$1,327,708	$1,276,807	$1,210,592	$1,031,358
Portfolio turnover rateG	70%	62%	80%	74%	86%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,360,078,312
Gross unrealized depreciation	(409,214,429)
Net unrealized appreciation (depreciation)	$4,950,863,883
Tax Cost	$15,084,009,546

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$91,935,225
Undistributed long-term capital gain	$1,657,988,027
Net unrealized appreciation (depreciation) on securities and other investments	$4,950,840,575

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$505,184,577	$ 123,732,925
Long-term Capital Gains	680,249,258	1,451,984,959
Total	$1,185,433,835	$ 1,575,717,884

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $0 in this Subsidiary representing .00% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,134,044,800 and $14,411,349,120, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,507,930
Service Class 2	22,003,170
$23,511,100

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$4,857,011
Service Class	994,046
Service Class 2	5,801,813
Investor Class	2,155,018
$13,807,888

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $396,010 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $31,494.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $59,557 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,679,879, including $448,176 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,066,249 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,879.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $162,078.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Initial Class	$72,522,215	$54,940,478
Service Class	13,446,755	10,073,381
Service Class 2	68,183,160	48,997,544
Investor Class	13,643,091	9,721,521
Total	$167,795,221	$123,732,924
From net realized gain
Initial Class	$387,865,841	$575,054,471
Service Class	79,829,047	119,636,942
Service Class 2	472,898,767	657,251,824
Investor Class	77,044,959	100,041,723
Total	$1,017,638,614	$1,451,984,960

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Initial Class
Shares sold	4,614,129	4,917,198	$164,590,229	$154,447,968
Reinvestment of distributions	13,138,586	22,388,704	460,388,056	629,994,949
Shares redeemed	(27,023,436)	(36,744,966)	(965,808,041)	(1,144,427,127)
Net increase (decrease)	(9,270,721)	(9,439,064)	$(340,829,756)	$(359,984,210)
Service Class
Shares sold	1,491,143	1,377,610	$53,076,113	$43,113,058
Reinvestment of distributions	2,676,168	4,635,999	93,275,802	129,710,323
Shares redeemed	(5,849,185)	(8,552,024)	(207,172,250)	(269,744,462)
Net increase (decrease)	(1,681,874)	(2,538,415)	$(60,820,335)	$(96,921,081)
Service Class 2
Shares sold	15,028,601	22,094,254	$522,007,548	$675,363,352
Reinvestment of distributions	15,821,660	25,726,957	541,081,927	706,249,368
Shares redeemed	(31,821,656)	(48,541,399)	(1,110,004,186)	(1,504,027,418)
Net increase (decrease)	(971,395)	(720,188)	$(46,914,711)	$(122,414,698)
Investor Class
Shares sold	1,548,363	1,712,207	$54,849,925	$53,815,278
Reinvestment of distributions	2,599,769	3,918,305	90,688,050	109,763,244
Shares redeemed	(3,193,633)	(3,227,939)	(114,863,669)	(101,536,110)
Net increase (decrease)	954,499	2,402,573	$30,674,306	$62,042,412

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund℠ Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Initial Class	.62%
Actual		$1,000.00	$1,092.70	$3.27
Hypothetical-C		$1,000.00	$1,022.08	$3.16
Service Class	.72%
Actual		$1,000.00	$1,092.20	$3.80
Hypothetical-C		$1,000.00	$1,021.58	$3.67
Service Class 2.87%
Actual		$1,000.00	$1,091.30	$4.59
Hypothetical-C		$1,000.00	$1,020.82	$4.43
Investor Class	.70%
Actual		$1,000.00	$1,092.50	$3.69
Hypothetical-C		$1,000.00	$1,021.68	$3.57

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Contrafund Portfolio
Initial Class	02/09/18	02/09/18	$0.065	$3.276
Service Class	02/09/18	02/09/18	$0.059	$3.276
Service Class 2	02/09/18	02/09/18	$0.050	$3.276
Investor Class	02/09/18	02/09/18	$0.060	$3.276

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $1,658,225,053, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 93% and 51%; Service Class designates 99% and 53%; Service Class 2 designates 100% and 55% and Investor Class designates 98% and 52% of the dividends distributed in February and December 2017, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Contrafund Portfolio

The Board has discussed the fund's underperformance (based on the December 31, 2016 data presented herein) with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown. The Board noted that there were portfolio management changes for the fund in October 2015 and October 2016.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPCON-ANN-0218
1.540131.120

Fidelity® Variable Insurance Products: International Capital Appreciation Portfolio Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Initial Class	36.45%	11.35%	5.31%
Service Class	36.35%	11.24%	5.22%
Service Class 2	36.09%	11.07%	5.07%
Investor Class	36.33%	11.27%	5.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP International Capital Appreciation Portfolio - Initial Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$16,782	VIP International Capital Appreciation Portfolio - Initial Class
$12,175	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 27.40% in 2017, helped partly by a generally weak U.S. dollar. Certain election results in continental Europe (+28%) suggested ebbing political uncertainty and near-term risk there, whereas the U.K. (+21%) faced more-mixed conditions ahead of its expected exit from the European Union. Japan (+24%), despite central-bank easing and recent pressure from regional yen strength, lagged the rest of the Asia-Pacific group (+26%). Commodity-price volatility slowed Canada (+17%), but emerging markets (+36%) sped ahead. Sector-wise, information technology (+52%) was driven by a surge among software, semiconductor and internet-related names. Financials (+27%) rode rising interest rates that, at the same time, held back consumer staples (+24%), utilities (+19%) and telecommunication services (+15%) – so-called “bond proxy” sectors. Real estate (+27%) bucked the trend, largely due to demand in China. Similarly, materials (+33%) and industrials (+30%) responded to Chinese demand, as well as to price gains for certain commodities. In the energy sector (+17%), oil prices lost ground in the first half of 2017 before rebounding through December 31 to end well above where they started 12 months ago. Lastly, health care (+19%) dealt with early-year turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes gained about 36%, well ahead of the 27.40% advance of the benchmark MSCI ACWI (All Country World Index) ex USA Index. Versus the benchmark, active management added value in 10 of 11 market sectors. Stock picking in the financials and consumer discretionary sectors, along with positioning information technology and industrials, contributed most. All major geographical regions were relative contributors, led by Europe ex U.K. and Japan. At the stock level, our top relative contributor was an out-of-benchmark position in Wirecard, a Germany-based online-payments business benefiting from the secular shift toward e-commerce. Wirecard's organic growth, profit margins and, most importantly, free cash flow all improved dramatically during the period. Overweighting China-based internet companies Tencent Holdings and Alibaba Group Holding also proved rewarding to the fund, as did an out-of-index stake in Maruti Suzuki India, by far the dominant automaker in India. On the downside, stock picking in materials proved the only notable sector-level detractor. Regionally, South Korea and Brazil, part of the emerging-markets group, weighed on relative performance. The negative impact from Korea primarily was due to largely avoiding benchmark component Samsung Electronics, which gained 62%. Position management was partly responsible for the negative impact of FirstRand Limited, a South Africa-based provider of banking, investment and insurance products and services. Most notably, the fund did not own this benchmark stock in December, thereby missing its year-end rally. Our overweighted position in James Hardie Industries also detracted. Here, too, I sold our position at what proved to be an inopportune time.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2017
United Kingdom	14.1%
United States of America*	13.6%
France	9.5%
Japan	9.0%
Germany	7.4%
India	6.0%
Netherlands	4.1%
Canada	4.0%
Cayman Islands	3.7%
Other	28.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2017

% of fund's net assets
Stocks	98.9
Short-Term Investments and Net Other Assets (Liabilities)	1.1

Top Ten Stocks as of December 31, 2017

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.7
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.4
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.3
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.2
Unilever PLC (United Kingdom, Personal Products)	1.2
Naspers Ltd. Class N (South Africa, Media)	1.1
AIA Group Ltd. (Hong Kong, Insurance)	1.0
SAP SE (Germany, Software)	0.9
Diageo PLC (United Kingdom, Beverages)	0.9
LVMH Moet Hennessy - Louis Vuitton SA (France, Textiles, Apparel & Luxury Goods)	0.8
11.5

Top Market Sectors as of December 31, 2017

% of fund's net assets
Industrials	23.5
Information Technology	19.0
Financials	13.1
Consumer Discretionary	11.6
Consumer Staples	10.4
Health Care	7.5
Materials	7.0
Real Estate	4.2
Utilities	1.0
Telecommunication Services	1.0

Investments December 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Argentina - 0.5%
Banco Macro SA sponsored ADR	13,300	$1,541,204
Australia - 1.7%
Amcor Ltd.	148,540	1,787,152
CSL Ltd.	20,599	2,271,026
realestate.com.au Ltd.	26,633	1,592,818

TOTAL AUSTRALIA		5,650,996

Bailiwick of Jersey - 1.3%
Glencore Xstrata PLC	473,590	2,493,728
Wolseley PLC	24,823	1,786,337

TOTAL BAILIWICK OF JERSEY		4,280,065

Belgium - 0.5%
Umicore SA	35,830	1,696,195
Bermuda - 0.5%
Hiscox Ltd.	78,200	1,545,717
Brazil - 1.6%
BM&F BOVESPA SA	269,400	1,850,090
BTG Pactual Participations Ltd. unit	72,100	412,764
CVC Brasil Operadora e Agencia de Viagens SA	96,700	1,413,871
Equatorial Energia SA	86,700	1,715,913

TOTAL BRAZIL		5,392,638

Canada - 4.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	37,000	1,930,652
Canadian National Railway Co.	30,300	2,498,484
Canadian Pacific Railway Ltd.	10,900	1,991,483
CCL Industries, Inc. Class B	34,000	1,570,979
Constellation Software, Inc.	2,950	1,788,352
Descartes Systems Group, Inc. (a)	55,000	1,563,803
Waste Connection, Inc. (Canada)	22,550	1,599,489

TOTAL CANADA		12,943,242

Cayman Islands - 3.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	26,230	4,522,839
New Oriental Education & Technology Group, Inc. sponsored ADR	20,000	1,880,000
Tencent Holdings Ltd.	111,650	5,778,776

TOTAL CAYMAN ISLANDS		12,181,615

Denmark - 0.7%
DSV de Sammensluttede Vognmaend A/S	22,200	1,748,178
SimCorp A/S	12,346	702,990

TOTAL DENMARK		2,451,168

France - 9.5%
ALTEN	18,263	1,525,354
Dassault Systemes SA	14,800	1,573,162
Eiffage SA	15,800	1,731,590
Elis SA	58,100	1,604,405
Hermes International SCA	3,300	1,766,929
Kering SA	4,260	2,008,765
Legrand SA	23,400	1,802,230
LVMH Moet Hennessy - Louis Vuitton SA	9,164	2,689,683
Orpea	13,700	1,615,850
Pernod Ricard SA	12,900	2,042,331
Rubis	22,300	1,578,108
Sartorius Stedim Biotech	23,600	1,707,199
Sodexo SA	13,200	1,774,650
SR Teleperformance SA	11,600	1,662,536
Thales SA	16,800	1,811,754
VINCI SA	22,460	2,294,676
Vivendi SA	71,200	1,915,325

TOTAL FRANCE		31,104,547

Germany - 7.4%
adidas AG	10,378	2,081,359
Deutsche Post AG	44,915	2,142,178
Deutsche Wohnen AG (Bearer)	41,000	1,793,608
Fresenius Medical Care AG & Co. KGaA	17,400	1,827,170
Fresenius SE & Co. KGaA	26,400	2,061,160
Henkel AG & Co. KGaA	17,848	2,141,492
Infineon Technologies AG	70,900	1,930,906
SAP SE	27,314	3,055,764
Symrise AG	20,900	1,796,005
United Internet AG	23,148	1,592,568
Vonovia SE	40,200	1,996,404
Wirecard AG	15,100	1,686,218

TOTAL GERMANY		24,104,832

Hong Kong - 1.5%
AIA Group Ltd.	370,400	3,159,815
Techtronic Industries Co. Ltd.	276,000	1,799,881

TOTAL HONG KONG		4,959,696

India - 6.0%
Adani Ports & Special Economic Zone Ltd.	252,029	1,601,434
Asian Paints Ltd.	89,322	1,620,920
Eicher Motors Ltd.	3,529	1,677,206
HDFC Bank Ltd.	54,060	1,598,986
Housing Development Finance Corp. Ltd.	76,714	2,055,320
IndusInd Bank Ltd.	58,700	1,516,141
Kotak Mahindra Bank Ltd.	95,801	1,515,949
LIC Housing Finance Ltd.	182,300	1,609,117
Maruti Suzuki India Ltd.	11,712	1,784,970
PC Jeweller Ltd.	217,785	1,558,166
Reliance Industries Ltd.	146,087	2,107,667
Vakrangee Ltd.	140,882	927,407

TOTAL INDIA		19,573,283

Indonesia - 1.1%
PT Bank Central Asia Tbk	1,094,800	1,767,173
PT Bank Rakyat Indonesia Tbk	7,099,100	1,904,605

TOTAL INDONESIA		3,671,778

Ireland - 2.7%
CRH PLC	56,200	2,017,018
DCC PLC (United Kingdom)	17,860	1,800,086
Kerry Group PLC Class A	16,330	1,831,997
Kingspan Group PLC (Ireland)	39,000	1,703,541
United Drug PLC (United Kingdom)	134,956	1,539,682

TOTAL IRELAND		8,892,324

Israel - 1.0%
Frutarom Industries Ltd.	18,700	1,754,645
NICE Systems Ltd. sponsored ADR	18,100	1,663,571

TOTAL ISRAEL		3,418,216

Italy - 0.9%
DiaSorin S.p.A.	16,700	1,482,775
Recordati SpA	35,058	1,558,904

TOTAL ITALY		3,041,679

Japan - 9.0%
Benefit One, Inc. (b)(c)	81,900	1,714,685
Daikin Industries Ltd.	17,500	2,071,112
Daito Trust Construction Co. Ltd.	9,040	1,843,302
Hoya Corp.	37,900	1,893,066
Kansai Paint Co. Ltd.	64,100	1,665,718
Kao Corp.	32,000	2,163,816
Keyence Corp.	4,248	2,379,709
Misumi Group, Inc.	57,900	1,685,485
Nabtesco Corp.	42,700	1,637,133
Nidec Corp.	14,000	1,964,411
Nitori Holdings Co. Ltd.	12,300	1,753,712
Recruit Holdings Co. Ltd.	74,400	1,848,857
Relo Holdings Corp.	60,900	1,659,312
SMC Corp.	4,780	1,967,574
Sundrug Co. Ltd.	35,500	1,650,943
Tsuruha Holdings, Inc.	12,300	1,672,385

TOTAL JAPAN		29,571,220

Kenya - 0.5%
Safaricom Ltd.	6,052,400	1,569,575
Korea (South) - 0.1%
Samsung Electronics Co. Ltd.	129	307,944
Luxembourg - 0.5%
Eurofins Scientific SA	2,760	1,680,961
Mexico - 0.5%
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	89,140	1,623,311
Netherlands - 4.1%
ASML Holding NV (Netherlands)	13,900	2,416,633
Ferrari NV	17,000	1,783,757
Heineken NV (Bearer)	20,500	2,138,211
IMCD Group BV	24,200	1,522,377
Interxion Holding N.V. (a)	26,938	1,587,456
RELX NV	95,024	2,185,089
Wolters Kluwer NV	34,800	1,815,498

TOTAL NETHERLANDS		13,449,021

Philippines - 1.5%
Ayala Land, Inc.	1,878,500	1,675,136
SM Investments Corp.	78,993	1,563,608
SM Prime Holdings, Inc.	2,173,700	1,629,802

TOTAL PHILIPPINES		4,868,546

Russia - 0.7%
Sberbank of Russia	558,340	2,180,945
South Africa - 1.6%
Capitec Bank Holdings Ltd.	19,409	1,722,393
Naspers Ltd. Class N	12,510	3,489,352

TOTAL SOUTH AFRICA		5,211,745

Spain - 1.6%
Amadeus IT Holding SA Class A	27,330	1,971,121
Cellnex Telecom Sau (d)	60,600	1,552,378
Grifols SA	55,200	1,617,710

TOTAL SPAIN		5,141,209

Sweden - 2.3%
ASSA ABLOY AB (B Shares)	89,000	1,845,100
Atlas Copco AB (A Shares)	51,700	2,232,344
Hexagon AB (B Shares)	34,800	1,743,161
Indutrade AB	57,100	1,556,431

TOTAL SWEDEN		7,377,036

Switzerland - 3.3%
Compagnie Financiere Richemont SA Series A	24,787	2,244,906
Kaba Holding AG (B Shares) (Reg.)	1,740	1,620,453
Lonza Group AG	6,819	1,842,519
Partners Group Holding AG (b)	2,470	1,693,222
Schindler Holding AG (participation certificate)	7,466	1,718,532
Sika AG	224	1,779,219

TOTAL SWITZERLAND		10,898,851

Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	107,700	4,270,305
United Kingdom - 14.1%
Ashtead Group PLC	26,243	705,805
British American Tobacco PLC (United Kingdom)	58,300	3,949,856
Bunzl PLC	60,758	1,699,712
Compass Group PLC	101,801	2,199,146
Cranswick PLC	38,119	1,717,433
Croda International PLC	28,800	1,720,242
Diageo PLC	80,919	2,966,034
Diploma PLC	98,000	1,649,964
DS Smith PLC	222,800	1,556,709
Halma PLC	93,100	1,583,807
Hargreaves Lansdown PLC	75,300	1,832,027
HomeServe PLC	147,100	1,607,724
InterContinental Hotel Group PLC	27,959	1,781,368
Intertek Group PLC	23,900	1,674,740
London Stock Exchange Group PLC	36,300	1,858,966
Micro Focus International PLC	53,100	1,808,814
Prudential PLC	99,915	2,558,855
Reckitt Benckiser Group PLC	27,730	2,587,028
Rentokil Initial PLC	342,500	1,470,516
Rightmove PLC	27,036	1,642,619
Sage Group PLC	161,600	1,741,110
St. James's Place Capital PLC	106,100	1,756,256
Unilever PLC	71,200	3,949,188

TOTAL UNITED KINGDOM		46,017,919

United States of America - 12.5%
A.O. Smith Corp.	25,026	1,533,593
Adobe Systems, Inc. (a)	9,300	1,629,732
Alphabet, Inc. Class C (a)	1,485	1,553,904
Altria Group, Inc.	22,100	1,578,161
Amazon.com, Inc. (a)	1,372	1,604,513
American Tower Corp.	11,200	1,597,904
Amphenol Corp. Class A	17,588	1,544,226
BlackRock, Inc. Class A	2,980	1,530,856
Cintas Corp.	10,200	1,589,466
Comcast Corp. Class A	40,200	1,610,010
Constellation Brands, Inc. Class A (sub. vtg.)	7,000	1,599,990
Equinix, Inc.	3,600	1,631,592
Facebook, Inc. Class A (a)	8,570	1,512,262
Fiserv, Inc. (a)	11,916	1,562,545
HEICO Corp. Class A	19,400	1,533,570
Home Depot, Inc.	8,700	1,648,911
MasterCard, Inc. Class A	10,290	1,557,494
Moody's Corp.	10,100	1,490,861
MSCI, Inc.	12,200	1,543,788
Northrop Grumman Corp.	5,100	1,565,241
S&P Global, Inc.	9,211	1,560,343
Sherwin-Williams Co.	3,990	1,636,060
Thermo Fisher Scientific, Inc.	8,800	1,670,944
TransDigm Group, Inc.	5,700	1,565,334
UnitedHealth Group, Inc.	7,000	1,543,220
Visa, Inc. Class A	14,380	1,639,608

TOTAL UNITED STATES OF AMERICA		41,034,128

TOTAL COMMON STOCKS
(Cost $250,457,994)		321,651,911

Nonconvertible Preferred Stocks - 0.7%
Brazil - 0.7%
Itau Unibanco Holding SA sponsored ADR
(Cost $1,863,147)	171,200	2,225,600

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 1.36% (e)	3,615,283	3,616,006
Fidelity Securities Lending Cash Central Fund 1.36% (e)(f)	2,211,764	2,212,206
TOTAL MONEY MARKET FUNDS
(Cost $5,827,995)		5,828,212
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $258,149,136)		329,705,723
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(2,174,922)
NET ASSETS - 100%		$327,530,801

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) A portion of the security sold on a delayed delivery basis.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,552,378 or 0.5% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$35,275
Fidelity Securities Lending Cash Central Fund	29,341
Total	$64,616

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$38,789,274	$33,854,685	$4,934,589	$--
Consumer Staples	33,919,517	24,417,267	9,502,250	--
Energy	2,107,667	2,107,667	--	--
Financials	42,430,993	36,092,207	6,338,786	--
Health Care	24,312,186	22,485,016	1,827,170	--
Industrials	76,623,272	74,778,172	1,845,100	--
Information Technology	62,356,978	49,174,899	13,182,079	--
Materials	23,094,590	21,077,572	2,017,018	--
Real Estate	13,827,060	13,827,060	--	--
Telecommunication Services	3,121,953	3,121,953	--	--
Utilities	3,294,021	3,294,021	--	--
Money Market Funds	5,828,212	5,828,212	--	--
Total Investments in Securities:	$329,705,723	$290,058,731	$39,646,992	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$10,674,006

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (including securities loaned of $2,107,486) — See accompanying schedule: Unaffiliated issuers (cost $252,321,141)	$323,877,511
Fidelity Central Funds (cost $5,827,995)	5,828,212
Total Investment in Securities (cost $258,149,136)		$329,705,723
Cash		12
Receivable for investments sold
Regular delivery		2,897,561
Delayed delivery		16,812
Receivable for fund shares sold		305,860
Dividends receivable		370,010
Distributions receivable from Fidelity Central Funds		5,742
Prepaid expenses		436
Other receivables		102,818
Total assets		333,404,974
Liabilities
Payable for investments purchased	$3,022,943
Payable for fund shares redeemed	66,696
Accrued management fee	183,852
Distribution and service plan fees payable	2,570
Other affiliated payables	50,320
Other payables and accrued expenses	336,283
Collateral on securities loaned	2,211,509
Total liabilities		5,874,173
Net Assets		$327,530,801
Net Assets consist of:
Paid in capital		$251,579,319
Distributions in excess of net investment income		(874)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,644,036
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		71,308,320
Net Assets		$327,530,801
Initial Class:
Net Asset Value, offering price and redemption price per share ($28,571,825 ÷ 1,642,655 shares)		$17.39
Service Class:
Net Asset Value, offering price and redemption price per share ($235,601 ÷ 13,575 shares)		$17.36
Service Class 2:
Net Asset Value, offering price and redemption price per share ($12,532,528 ÷ 726,244 shares)		$17.26
Investor Class:
Net Asset Value, offering price and redemption price per share ($286,190,847 ÷ 16,582,107 shares)		$17.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$3,871,123
Income from Fidelity Central Funds		64,616
Income before foreign taxes withheld		3,935,739
Less foreign taxes withheld		(304,137)
Total income		3,631,602
Expenses
Management fee	$1,718,467
Transfer agent fees	337,603
Distribution and service plan fees	22,831
Accounting and security lending fees	128,645
Custodian fees and expenses	179,169
Independent trustees' fees and expenses	934
Audit	92,583
Legal	2,591
Miscellaneous	1,601
Total expenses before reductions	2,484,424
Expense reductions	(77,469)	2,406,955
Net investment income (loss)		1,224,647
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,017,959
Fidelity Central Funds	166
Foreign currency transactions	4,369
Total net realized gain (loss)		16,022,494
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $232,579)	55,088,329
Fidelity Central Funds	217
Assets and liabilities in foreign currencies	17,547
Total change in net unrealized appreciation (depreciation)		55,106,093
Net gain (loss)		71,128,587
Net increase (decrease) in net assets resulting from operations		$72,353,234

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,224,647	$1,518,230
Net realized gain (loss)	16,022,494	(4,443,690)
Change in net unrealized appreciation (depreciation)	55,106,093	(3,117,089)
Net increase (decrease) in net assets resulting from operations	72,353,234	(6,042,549)
Distributions to shareholders from net investment income	(1,225,134)	(1,446,618)
Distributions to shareholders from tax return of capital	–	(106,313)
Total distributions	(1,225,134)	(1,552,931)
Share transactions - net increase (decrease)	77,954,388	(3,219,510)
Total increase (decrease) in net assets	149,082,488	(10,814,990)
Net Assets
Beginning of period	178,448,313	189,263,303
End of period	$327,530,801	$178,448,313
Other Information
Distributions in excess of net investment income end of period	$(874)	$(5,512)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP International Capital Appreciation Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.80	$13.32	$13.01	$12.68	$10.50
Income from Investment Operations
Net investment income (loss)A	.09	.12	.09	.10	.10
Net realized and unrealized gain (loss)	4.57	(.52)	.33	.28	2.17
Total from investment operations	4.66	(.40)	.42	.38	2.27
Distributions from net investment income	(.07)	(.11)B	(.10)	(.05)	(.08)
Distributions from net realized gain	–	–	–	–	(.01)
Tax return of capital	–	(.01)B	(.01)	–	–
Total distributions	(.07)	(.12)	(.11)	(.05)	(.09)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$17.39	$12.80	$13.32	$13.01	$12.68
Total ReturnD,E	36.45%	(2.98)%	3.22%	3.01%	21.62%
Ratios to Average Net AssetsF,G
Expenses before reductions	.92%	.99%	.98%	1.10%	1.17%
Expenses net of fee waivers, if any	.92%	.99%	.98%	1.10%	1.10%
Expenses net of all reductions	.89%	.97%	.96%	1.09%	1.07%
Net investment income (loss)	.57%	.89%	.68%	.78%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$28,572	$16,644	$20,154	$1,464	$2,404
Portfolio turnover rateH	153%	188%	189%	183%	153%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP International Capital Appreciation Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.78	$13.30	$12.99	$12.66	$10.49
Income from Investment Operations
Net investment income (loss)A	.07	.10	.08	.09	.08
Net realized and unrealized gain (loss)	4.57	(.51)	.32	.28	2.17
Total from investment operations	4.64	(.41)	.40	.37	2.25
Distributions from net investment income	(.06)	(.10)B	(.09)	(.04)	(.07)
Distributions from net realized gain	–	–	–	–	(.01)
Tax return of capital	–	(.01)B	(.01)	–	–
Total distributions	(.06)	(.11)	(.09)C	(.04)	(.08)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$17.36	$12.78	$13.30	$12.99	$12.66
Total ReturnE,F	36.35%	(3.11)%	3.12%	2.93%	21.44%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.02%	1.09%	1.09%	1.21%	1.28%
Expenses net of fee waivers, if any	1.02%	1.09%	1.09%	1.20%	1.20%
Expenses net of all reductions	.99%	1.07%	1.07%	1.19%	1.17%
Net investment income (loss)	.47%	.79%	.58%	.68%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$236	$142	$222	$114	$111
Portfolio turnover rateI	153%	188%	189%	183%	153%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.09 per share is comprised of distributions from net investment income of $.088 and distributions from net realized gain of $.006 per share.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP International Capital Appreciation Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.72	$13.24	$12.92	$12.61	$10.46
Income from Investment Operations
Net investment income (loss)A	.05	.08	.06	.07	.07
Net realized and unrealized gain (loss)	4.54	(.50)	.32	.27	2.16
Total from investment operations	4.59	(.42)	.38	.34	2.23
Distributions from net investment income	(.05)	(.09)B	(.06)	(.03)	(.07)
Distributions from net realized gain	–	–	–	–	(.01)
Tax return of capital	–	(.01)B	–C	–	–
Total distributions	(.05)	(.10)	(.06)	(.03)	(.08)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$17.26	$12.72	$13.24	$12.92	$12.61
Total ReturnD,E	36.09%	(3.18)%	2.96%	2.71%	21.33%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.17%	1.24%	1.23%	1.35%	1.46%
Expenses net of fee waivers, if any	1.17%	1.24%	1.23%	1.35%	1.35%
Expenses net of all reductions	1.14%	1.22%	1.21%	1.34%	1.32%
Net investment income (loss)	.32%	.64%	.43%	.54%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$12,533	$6,144	$3,629	$2,360	$2,374
Portfolio turnover rateH	153%	188%	189%	183%	153%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP International Capital Appreciation Portfolio Investor Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.71	$13.22	$12.92	$12.59	$10.43
Income from Investment Operations
Net investment income (loss)A	.08	.11	.08	.09	.09
Net realized and unrealized gain (loss)	4.54	(.51)	.32	.29	2.15
Total from investment operations	4.62	(.40)	.40	.38	2.24
Distributions from net investment income	(.07)	(.10)B	(.09)	(.05)	(.07)
Distributions from net realized gain	–	–	–	–	(.01)
Tax return of capital	–	(.01)B	(.01)	–	–
Total distributions	(.07)	(.11)	(.10)	(.05)	(.08)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$17.26	$12.71	$13.22	$12.92	$12.59
Total ReturnD,E	36.33%	(3.01)%	3.08%	2.99%	21.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.00%	1.07%	1.07%	1.19%	1.26%
Expenses net of fee waivers, if any	1.00%	1.07%	1.06%	1.18%	1.18%
Expenses net of all reductions	.97%	1.05%	1.04%	1.17%	1.15%
Net investment income (loss)	.49%	.80%	.60%	.71%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$286,191	$155,518	$165,258	$112,479	$87,029
Portfolio turnover rateH	153%	188%	189%	183%	153%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

VIP International Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investments companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$71,963,607
Gross unrealized depreciation	(965,873)
Net unrealized appreciation (depreciation)	$70,997,734
Tax Cost	$258,707,989

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$5,202,889
Net unrealized appreciation (depreciation) on securities and other investments	$70,981,644

The Fund intends to elect to defer to its next fiscal year $473 of ordinary losses recognized during the period November 1, 2017 to December 31, 2017.

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$1,225,134	$ 1,446,618
Tax Return of Capital	–	106,313
Total	$1,225,134	$ 1,552,931

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $449,427,995 and $372,938,814, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$181
Service Class 2	22,650
$22,831

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets.. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$15,076
Service Class	119
Service Class 2	5,970
Investor Class	316,438
$337,603

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,248 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $683 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $29,341 During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $75,865 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,604.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Initial Class	$119,468	$146,515
Service Class	870	1,097
Service Class 2	35,414	43,797
Investor Class	1,069,382	1,255,209
Total	$1,225,134	$1,446,618
Tax Return of Capital
Initial Class	$–	$10,767
Service Class	–	80
Service Class 2	–	3,219
Investor Class	–	92,247
Total	$–	$106,313

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Initial Class
Shares sold	607,788	140,726	$9,449,414	$1,871,117
Reinvestment of distributions	7,036	12,404	119,468	157,282
Shares redeemed	(272,027)	(366,088)	(4,202,521)	(4,866,479)
Net increase (decrease)	342,797	(212,958)	$5,366,361	$(2,838,080)
Service Class
Shares sold	4,850	–	$78,703	$–
Reinvestment of distributions	51	93	870	1,177
Shares redeemed	(2,432)	(5,693)	(38,727)	(75,207)
Net increase (decrease)	2,469	(5,600)	$40,846	$(74,030)
Service Class 2
Shares sold	427,031	357,681	$6,621,187	$4,764,967
Reinvestment of distributions	2,102	3,734	35,414	47,016
Shares redeemed	(185,956)	(152,446)	(2,848,091)	(2,017,714)
Net increase (decrease)	243,177	208,969	$3,808,510	$2,794,269
Investor Class
Shares sold	4,977,507	1,417,731	$78,059,466	$18,814,334
Reinvestment of distributions	63,465	107,111	1,069,382	1,347,456
Shares redeemed	(694,422)	(1,785,856)	(10,390,177)	(23,263,459)
Net increase (decrease)	4,346,550	(261,014)	$68,738,671	$(3,101,669)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 96% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund II and Shareholders of VIP International Capital Appreciation Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP International Capital Appreciation Portfolio (one of the funds constituting Variable Insurance Products Fund II, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Initial Class	.91%
Actual		$1,000.00	$1,128.30	$4.88
Hypothetical-C		$1,000.00	$1,020.62	$4.63
Service Class	1.01%
Actual		$1,000.00	$1,127.90	$5.42
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Service Class 2	1.16%
Actual		$1,000.00	$1,127.00	$6.22
Hypothetical-C		$1,000.00	$1,019.36	$5.90
Investor Class	.99%
Actual		$1,000.00	$1,128.10	$5.31
Hypothetical-C		$1,000.00	$1,020.21	$5.04

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP International Capital Appreciation Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP International Capital Appreciation Portfolio
Initial Class	02/09/18	02/09/18	$0.260
Service Class	02/09/18	02/09/18	$0.260
Service Class 2	02/09/18	02/09/18	$0.260
Investor Class	02/09/18	02/09/18	$0.260

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017 $5,202,889, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 16%, Service Class designates 18%, Service Class 2 designates 22%, and Investor Class designates 17% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP International Capital Appreciation Portfolio
Initial Class	12/01/2017	$0.0869	$0.0129
Service Class	12/01/2017	$0.0769	$0.0129
Service Class 2	12/01/2017	$0.0629	$0.0129
Investor Class	12/01/2017	$0.0789	$0.0129

Board Approval of Investment Advisory Contracts and Management Fees

VIP International Capital Appreciation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

VIP International Capital Appreciation Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP International Capital Appreciation Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Initial Class ranked below the competitive median for 2016 and the total expense ratio of each of Investor Class, Service Class, and Service Class 2 ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that Investor Class was above the competitive median primarily because of relatively higher other expenses due to low asset levels. The Board also noted that Investor Class has higher transfer agent fees than most of its competitors because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the total expense ratio of each of Service Class and Service Class 2 was above the competitive median because of its 12b-1 fees. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPCAP-ANN-0218
1.811843.113

Fidelity® Variable Insurance Products: Disciplined Small Cap Portfolio Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Initial Class	7.02%	13.39%	8.39%
Service Class	6.97%	13.27%	8.28%
Service Class 2	6.79%	13.09%	8.08%
Investor Class	6.91%	13.28%	8.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Disciplined Small Cap Portfolio - Initial Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$22,387	VIP Disciplined Small Cap Portfolio - Initial Class
$23,054	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 21.83% in 2017, as the S&P 500® index rose steadily and closed the year just shy of an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through year-end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, information technology fared best by a wide margin, rising 39% amid strong earnings growth from several major index constituents. A 24% gain in materials was spurred by increased demand, especially from China. Consumer discretionary gained 23%, despite many brick-and-mortar retailers suffering from online competition, and financials edged the broader market on an uptick in bond yields. Conversely, the defensive energy and telecom services sectors returned about -1% each. Rising interest rates held back real estate (+11%), while consumer staples (+13%) and utilities (+12%) struggled due to investors’ general preference for risk assets.

Comments from Maximilan Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund’s share classes rose about 7%, trailing the 14.65% gain of the benchmark Russell 2000® Index. Security selection in the consumer discretionary, information technology and industrials sectors significantly hurt relative results, while picks in financials modestly helped. For the vast majority of the year, investors preferred growth stocks to their value-oriented counterparts – an unfavorable backdrop for the fund, given that our investment models favored equities with value characteristics and tended to steer clear of growth stocks. On an individual basis, the fund’s biggest detractor was Big 5 Sporting Goods, which reported weaker-than-expected quarterly results. Dean Foods also detracted on disappointing financial results and increased competitive pressure. Health care logistics company Owens & Minor, as well as Argan, a service provider to power-generation and renewable-energy companies, further weighed on results. In contrast, shares of chemical manufacturer Chemours gained 78% for the fund in 2017, as some of the company’s legal liabilities were resolved. We ultimately sold the name in pursuit of other opportunities our models concluded offered better upside. Another contributor was Tivity Health, a provider of fitness solutions for seniors whose shares gained on strong quarterly earnings reported in April.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2017

% of fund's net assets
MKS Instruments, Inc.	0.7
EMCOR Group, Inc.	0.7
Chemed Corp.	0.7
Wintrust Financial Corp.	0.7
Curtiss-Wright Corp.	0.7
Umpqua Holdings Corp.	0.7
Evercore, Inc. Class A	0.7
HealthSouth Corp.	0.7
Tech Data Corp.	0.7
Molina Healthcare, Inc.	0.7
7.0

Top Five Market Sectors as of December 31, 2017

% of fund's net assets
Information Technology	17.9
Financials	16.3
Industrials	16.0
Health Care	15.4
Consumer Discretionary	11.5

Asset Allocation (% of fund's net assets)

As of December 31, 2017*
Stocks and Equity Futures	100.0%

 * Foreign investments – 5.6%

Investments December 31, 2017

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
CONSUMER DISCRETIONARY - 11.5%
Auto Components - 1.8%
American Axle & Manufacturing Holdings, Inc. (a)	96,485	$1,643,140
Cooper-Standard Holding, Inc. (a)	14,125	1,730,313
Tenneco, Inc.	32,031	1,875,095
		5,248,548
Automobiles - 0.1%
Winnebago Industries, Inc.	7,844	436,126
Distributors - 0.0%
Weyco Group, Inc.	134	3,982
Diversified Consumer Services - 0.4%
Cambium Learning Group, Inc. (a)	637	3,618
K12, Inc. (a)	66,831	1,062,613
Liberty Tax, Inc.	1,510	16,610
		1,082,841
Hotels, Restaurants & Leisure - 0.6%
Buffalo Wild Wings, Inc. (a)	112	17,511
Penn National Gaming, Inc. (a)	57,796	1,810,749
		1,828,260
Household Durables - 2.8%
Bassett Furniture Industries, Inc.	3,068	115,357
Beazer Homes U.S.A., Inc. (a)	11,608	222,990
Flexsteel Industries, Inc.	19,186	897,521
KB Home	50,882	1,625,680
La-Z-Boy, Inc.	54,830	1,710,696
M.D.C. Holdings, Inc.	52,085	1,660,470
New Home Co. LLC (a)	292	3,659
Taylor Morrison Home Corp. (a)	73,623	1,801,555
William Lyon Homes, Inc. (a)	1,836	53,391
		8,091,319
Internet & Direct Marketing Retail - 0.4%
Shutterfly, Inc. (a)	21,749	1,082,013
Leisure Products - 0.4%
Callaway Golf Co.	10,696	148,995
Johnson Outdoors, Inc. Class A	7,732	480,080
MCBC Holdings, Inc. (a)	26,846	596,518
Nautilus, Inc. (a)	1,882	25,125
		1,250,718
Media - 0.4%
A.H. Belo Corp. Class A	4,519	21,691
Entravision Communication Corp. Class A	49,346	352,824
New Media Investment Group, Inc.	2,833	47,538
Saga Communications, Inc. Class A	335	13,551
Sinclair Broadcast Group, Inc. Class A (b)	20,401	772,178
The McClatchy Co. Class A (a)	1,899	16,958
		1,224,740
Multiline Retail - 0.5%
Big Lots, Inc. (b)	23,476	1,318,177
Specialty Retail - 3.6%
Aaron's, Inc. Class A	40,237	1,603,444
American Eagle Outfitters, Inc.	4,630	87,044
Ascena Retail Group, Inc. (a)	100	235
Big 5 Sporting Goods Corp. (b)	82,098	623,945
Chico's FAS, Inc.	156,842	1,383,346
Conn's, Inc. (a)	4,975	176,861
DSW, Inc. Class A (b)	61,598	1,318,813
Finish Line, Inc. Class A	12,448	180,869
Hibbett Sports, Inc. (a)	4,218	86,047
Office Depot, Inc.	325,470	1,152,164
Party City Holdco, Inc. (a)	5,638	78,650
Pier 1 Imports, Inc. (b)	184,021	761,847
Shoe Carnival, Inc.	1,164	31,137
Sleep Number Corp. (a)(b)	20,561	772,888
Tailored Brands, Inc. (b)	60,867	1,328,727
The Children's Place Retail Stores, Inc.	6,155	894,629
Tilly's, Inc.	1,938	28,605
		10,509,251
Textiles, Apparel & Luxury Goods - 0.5%
Cadence Bancorp	2,072	56,193
Columbia Sportswear Co.	417	29,974
Crocs, Inc. (a)	21,873	276,475
Movado Group, Inc. (b)	24,552	790,574
Oxford Industries, Inc.	2,181	163,989
		1,317,205

TOTAL CONSUMER DISCRETIONARY		33,393,180

CONSUMER STAPLES - 4.3%
Beverages - 1.1%
Boston Beer Co., Inc. Class A (a)(b)	8,365	1,598,552
National Beverage Corp. (b)	15,281	1,488,981
		3,087,533
Food & Staples Retailing - 1.2%
Ingles Markets, Inc. Class A	20,769	718,607
Performance Food Group Co. (a)	1,127	37,304
SpartanNash Co.	63,698	1,699,463
United Natural Foods, Inc. (a)(b)	20,683	1,019,051
Village Super Market, Inc. Class A (b)	1,693	38,820
Weis Markets, Inc.	338	13,990
		3,527,235
Food Products - 1.2%
Dean Foods Co.	48,031	555,238
Fresh Del Monte Produce, Inc.	15,921	758,954
Sanderson Farms, Inc. (b)	12,733	1,767,086
Seneca Foods Corp. Class A (a)	4,115	126,536
Snyders-Lance, Inc.	5,831	292,016
		3,499,830
Household Products - 0.2%
Central Garden & Pet Co. Class A (non-vtg.) (a)	19,701	742,925
Personal Products - 0.4%
MediFast, Inc.	15,699	1,095,947
USANA Health Sciences, Inc. (a)	83	6,146
		1,102,093
Tobacco - 0.2%
Universal Corp.	10,085	529,463
Vector Group Ltd.	2,280	51,026
		580,489

TOTAL CONSUMER STAPLES		12,540,105

ENERGY - 2.1%
Energy Equipment & Services - 0.7%
Archrock, Inc.	29,642	311,241
Geospace Technologies Corp. (a)	26	337
McDermott International, Inc. (a)	251,366	1,653,988
Natural Gas Services Group, Inc. (a)	350	9,170
PHI, Inc. (non-vtg.) (a)	3,802	43,989
		2,018,725
Oil, Gas & Consumable Fuels - 1.4%
Adams Resources & Energy, Inc.	224	9,744
Arch Coal, Inc.	652	60,740
Bill Barrett Corp. (a)	60,690	311,340
Cloud Peak Energy, Inc. (a)	4,563	20,305
CVR Energy, Inc. (b)	42,007	1,564,341
Delek U.S. Holdings, Inc.	4,513	157,684
Denbury Resources, Inc. (a)	47,833	105,711
Eclipse Resources Corp. (a)	4,073	9,775
Evolution Petroleum Corp.	4,702	32,209
Hallador Energy Co.	78	475
NACCO Industries, Inc. Class A	937	35,278
Navios Maritime Acquisition Corp.	14,834	16,466
Oasis Petroleum, Inc. (a)	1,383	11,631
Overseas Shipholding Group, Inc. (a)	92,846	254,398
Par Pacific Holdings, Inc. (a)	1,238	23,869
Penn Virginia Corp. (a)	362	14,158
Teekay Tankers Ltd.	21,037	29,452
W&T Offshore, Inc. (a)	398,132	1,317,817
		3,975,393

TOTAL ENERGY		5,994,118

FINANCIALS - 16.3%
Banks - 7.1%
Arrow Financial Corp.	350	11,883
BancFirst Corp.	21,136	1,081,106
Banco Latinoamericano de Comercio Exterior SA Series E	34,474	927,351
C & F Financial Corp.	59	3,422
Capital City Bank Group, Inc.	342	7,845
Cathay General Bancorp	45,837	1,932,946
Community Trust Bancorp, Inc.	2,629	123,826
Customers Bancorp, Inc. (a)	10,214	265,462
Eagle Bancorp, Inc. (a)	1,726	99,935
Fidelity Southern Corp.	17,682	385,468
First Bancorp, Puerto Rico (a)	196,306	1,001,161
First Busey Corp.	4,974	148,922
First Citizen Bancshares, Inc.	120	48,360
First Financial Bancorp, Ohio	15,293	402,971
First Interstate Bancsystem, Inc.	9,514	381,036
Fulton Financial Corp.	102,273	1,830,687
Great Southern Bancorp, Inc.	7,414	382,933
Hancock Holding Co.	23,015	1,139,243
Heartland Financial U.S.A., Inc.	3,424	183,698
Heritage Commerce Corp.	1,271	19,472
Hilltop Holdings, Inc.	12,425	314,725
Hope Bancorp, Inc.	6,285	114,701
IBERIABANK Corp.	13,840	1,072,600
Independent Bank Corp.	4,018	89,802
International Bancshares Corp.	38,309	1,520,867
Investors Bancorp, Inc.	46,826	649,945
LegacyTexas Financial Group, Inc.	8,803	371,575
Midland States Bancorp, Inc.	6	195
Northeast Bancorp	1,732	40,096
Peapack-Gladstone Financial Corp.	2,185	76,519
Peoples Bancorp, Inc.	253	8,253
Republic Bancorp, Inc., Kentucky Class A	1,454	55,281
Sandy Spring Bancorp, Inc.	15,497	604,693
Sierra Bancorp	928	24,648
The Bank of NT Butterfield & Son Ltd.	1,748	63,435
TowneBank	813	25,000
UMB Financial Corp.	2,475	178,002
Umpqua Holdings Corp.	96,020	1,997,216
Valley National Bancorp	88,522	993,217
Wintrust Financial Corp.	24,922	2,052,825
		20,631,322
Capital Markets - 4.0%
Artisan Partners Asset Management, Inc.	44,031	1,739,225
Diamond Hill Investment Group, Inc.	658	135,982
Evercore, Inc. Class A	22,045	1,984,050
Financial Engines, Inc.	59,684	1,808,425
Gain Capital Holdings, Inc. (b)	7,825	78,250
GAMCO Investors, Inc. Class A	745	22,089
Houlihan Lokey	6,024	273,670
INTL FCStone, Inc. (a)	24,055	1,023,059
Investment Technology Group, Inc.	17,572	338,261
Manning & Napier, Inc. Class A	10,643	38,315
Moelis & Co. Class A	19,828	961,658
OM Asset Management Ltd.	7,427	124,402
Piper Jaffray Companies	15,202	1,311,173
Vector Capital Corp. rights (a)(c)	5,673	0
Waddell & Reed Financial, Inc. Class A (b)	75,746	1,692,166
		11,530,725
Consumer Finance - 0.7%
Enova International, Inc. (a)	36,191	550,103
Nelnet, Inc. Class A	27,280	1,494,398
Regional Management Corp. (a)	881	23,179
		2,067,680
Diversified Financial Services - 0.6%
Cotiviti Holdings, Inc. (a)	49,879	1,606,603
Marlin Business Services Corp.	13,668	306,163
		1,912,766
Insurance - 1.0%
EMC Insurance Group	735	21,087
Federated National Holding Co.	21,187	351,069
Health Insurance Innovations, Inc. (a)(b)	45,616	1,138,119
Kemper Corp.	1,351	93,084
National General Holdings Corp.	9,845	193,356
Selective Insurance Group, Inc.	2,551	149,744
Stewart Information Services Corp.	1,242	52,537
Universal Insurance Holdings, Inc. (b)	35,782	978,638
		2,977,634
Mortgage Real Estate Investment Trusts - 0.7%
Apollo Commercial Real Estate Finance, Inc. (b)	89,743	1,655,758
Cherry Hill Mortgage Investment Corp.	16,537	297,501
		1,953,259
Real Estate Management & Development - 0.3%
The RMR Group, Inc.	14,562	863,527
Thrifts & Mortgage Finance - 1.9%
Essent Group Ltd. (a)	36,832	1,599,245
Farmer Mac Class C (non-vtg.)	3,824	299,190
Meridian Bancorp, Inc. Maryland	1,032	21,259
Nationstar Mortgage Holdings, Inc. (a)	15,123	279,776
NMI Holdings, Inc. (a)	30,367	516,239
Northwest Bancshares, Inc.	76,979	1,287,859
PennyMac Financial Services, Inc. (a)	4,377	97,826
Trustco Bank Corp., New York	2,552	23,478
United Financial Bancorp, Inc. New	330	5,821
Walker & Dunlop, Inc. (a)	22,315	1,059,963
Waterstone Financial, Inc.	13,422	228,845
		5,419,501

TOTAL FINANCIALS		47,356,414

HEALTH CARE - 15.4%
Biotechnology - 4.3%
Acceleron Pharma, Inc. (a)	1,741	73,888
Aimmune Therapeutics, Inc. (a)	4,731	178,926
Akebia Therapeutics, Inc. (a)	15,651	232,730
Altimmune, Inc. (b)	17,631	35,086
AMAG Pharmaceuticals, Inc. (a)(b)	14,879	197,147
Amicus Therapeutics, Inc. (a)(b)	30,356	436,823
AnaptysBio, Inc.	982	98,907
Applied Genetic Technologies Corp. (a)	11,338	40,817
Arena Pharmaceuticals, Inc. (a)	1,178	40,017
Array BioPharma, Inc. (a)(b)	36,539	467,699
Biohaven Pharmaceutical Holding Co. Ltd.	6,639	179,120
Biospecifics Technologies Corp. (a)	724	31,371
bluebird bio, Inc. (a)	5,750	1,024,075
Blueprint Medicines Corp. (a)	7,618	574,473
Calithera Biosciences, Inc. (a)	8,970	74,900
ChemoCentryx, Inc. (a)	7,135	42,453
Clovis Oncology, Inc. (a)	3,730	253,640
Conatus Pharmaceuticals, Inc. (a)	37,304	172,344
Concert Pharmaceuticals, Inc. (a)	7,919	204,865
CytomX Therapeutics, Inc. (a)	11,580	244,454
Dyax Corp. rights 12/31/19 (a)(c)	11,419	38,710
Dynavax Technologies Corp. (a)	866	16,194
Editas Medicine, Inc. (a)(b)	10,268	315,536
Emergent BioSolutions, Inc. (a)	10,382	482,452
Esperion Therapeutics, Inc. (a)	72	4,740
Exact Sciences Corp. (a)	13,000	683,020
FibroGen, Inc. (a)	12,581	596,339
Foundation Medicine, Inc. (a)(b)	4,272	291,350
Genomic Health, Inc. (a)	215	7,353
Global Blood Therapeutics, Inc. (a)	1,311	51,588
Halozyme Therapeutics, Inc. (a)	24,208	490,454
ImmunoGen, Inc. (a)	6,422	41,165
Immunomedics, Inc. (a)	4,515	72,962
Insmed, Inc. (a)	5,716	178,225
Ironwood Pharmaceuticals, Inc. Class A (a)(b)	8,940	134,011
Ligand Pharmaceuticals, Inc. Class B (a)	1,704	233,329
Loxo Oncology, Inc. (a)(b)	1,433	120,630
Madrigal Pharmaceuticals, Inc. (a)	2,308	211,851
MiMedx Group, Inc. (a)(b)	3,035	38,271
Momenta Pharmaceuticals, Inc. (a)	15,351	214,146
Myriad Genetics, Inc. (a)(b)	4,585	157,472
PDL BioPharma, Inc. (a)	97,483	267,103
Pfenex, Inc. (a)	1,391	3,700
Pieris Pharmaceuticals, Inc. (a)	24,045	181,540
Portola Pharmaceuticals, Inc. (a)	10,522	512,211
Prothena Corp. PLC (a)(b)	1,335	50,049
Puma Biotechnology, Inc. (a)	5,314	525,289
Radius Health, Inc. (a)(b)	552	17,537
Repligen Corp. (a)	1,035	37,550
Sage Therapeutics, Inc. (a)	5,910	973,436
Sangamo Therapeutics, Inc. (a)	22,893	375,445
Sarepta Therapeutics, Inc. (a)	5,670	315,479
Spark Therapeutics, Inc. (a)(b)	2,355	121,094
Spectrum Pharmaceuticals, Inc. (a)	4,428	83,911
Strongbridge Biopharma PLC (a)	1,175	8,519
Ultragenyx Pharmaceutical, Inc. (a)	2,355	109,225
		12,565,621
Health Care Equipment & Supplies - 3.6%
Analogic Corp.	6,938	581,058
Angiodynamics, Inc. (a)	23,551	391,653
Cutera, Inc. (a)	7,750	351,463
Haemonetics Corp. (a)	11,312	657,001
Halyard Health, Inc. (a)	28,822	1,331,000
Lantheus Holdings, Inc. (a)	39,102	799,636
Masimo Corp. (a)	22,803	1,933,694
Meridian Bioscience, Inc.	61,321	858,494
Merit Medical Systems, Inc. (a)	15,944	688,781
OraSure Technologies, Inc. (a)	13,577	256,062
Orthofix International NV (a)	16,295	891,337
Quidel Corp. (a)	37,139	1,609,976
SurModics, Inc. (a)	5,129	143,612
		10,493,767
Health Care Providers & Services - 4.8%
Amedisys, Inc. (a)	3,893	205,200
Chemed Corp. (b)	8,473	2,059,108
Civitas Solutions, Inc. (a)	2,174	37,175
Corvel Corp. (a)	14,181	750,175
Diplomat Pharmacy, Inc. (a)	15,341	307,894
HealthEquity, Inc. (a)	1,929	90,007
HealthSouth Corp.	39,888	1,970,866
LHC Group, Inc. (a)	338	20,703
Magellan Health Services, Inc. (a)	18,872	1,822,092
Molina Healthcare, Inc. (a)(b)	25,314	1,941,078
National Healthcare Corp.	11,920	726,405
National Research Corp. Class A	190	7,087
Owens & Minor, Inc. (b)	83,030	1,567,606
Providence Service Corp. (a)	3,559	211,191
RadNet, Inc. (a)	46,117	465,782
Tivity Health, Inc. (a)	16,258	594,230
Triple-S Management Corp. (a)	44,684	1,110,397
		13,886,996
Health Care Technology - 1.0%
Allscripts Healthcare Solutions, Inc. (a)	74,492	1,083,859
HMS Holdings Corp. (a)	27,521	466,481
Quality Systems, Inc. (a)	91,180	1,238,224
		2,788,564
Life Sciences Tools & Services - 0.5%
Cambrex Corp. (a)	1,379	66,192
INC Research Holdings, Inc. Class A (a)	4,027	175,577
Luminex Corp.	12,616	248,535
Medpace Holdings, Inc. (a)	5,311	192,577
PRA Health Sciences, Inc. (a)	7,348	669,182
		1,352,063
Pharmaceuticals - 1.2%
Aerie Pharmaceuticals, Inc. (a)	2,102	125,595
Assembly Biosciences, Inc. (a)	5,328	241,092
Athenex, Inc.	1,033	16,425
Avexis, Inc. (a)	2,018	223,332
Catalent, Inc. (a)	14,456	593,852
Corcept Therapeutics, Inc. (a)(b)	21,103	381,120
Horizon Pharma PLC (a)	12,287	179,390
Innoviva, Inc. (a)	8,590	121,892
Mersana Therapeutics, Inc.	2,144	35,226
Nektar Therapeutics (a)	17,435	1,041,218
Pacira Pharmaceuticals, Inc. (a)	2,138	97,600
Phibro Animal Health Corp. Class A	3,414	114,369
Prestige Brands Holdings, Inc. (a)	3,968	176,219
Supernus Pharmaceuticals, Inc. (a)	2,814	112,138
The Medicines Company (a)(b)	4,176	114,172
Theravance Biopharma, Inc. (a)(b)	439	12,244
Zogenix, Inc. (a)	1,049	42,012
		3,627,896

TOTAL HEALTH CARE		44,714,907

INDUSTRIALS - 16.0%
Aerospace & Defense - 2.7%
Astronics Corp. (a)	30,491	1,264,462
Astronics Corp. Class B (a)	7,789	324,412
Curtiss-Wright Corp.	16,690	2,033,677
Esterline Technologies Corp. (a)	3,188	238,144
KLX, Inc. (a)	23,365	1,594,661
Moog, Inc. Class A (a)	21,614	1,877,176
Triumph Group, Inc.	19,374	526,973
Vectrus, Inc. (a)	1,603	49,453
		7,908,958
Airlines - 0.6%
Hawaiian Holdings, Inc.	41,642	1,659,434
Building Products - 0.6%
Builders FirstSource, Inc. (a)	844	18,391
Caesarstone Sdot-Yam Ltd. (a)	6,937	152,614
Jeld-Wen Holding, Inc.	12,899	507,834
NCI Building Systems, Inc. (a)	22,306	430,506
Universal Forest Products, Inc.	12,845	483,229
		1,592,574
Commercial Services & Supplies - 4.7%
ARC Document Solutions, Inc. (a)	2,776	7,079
Brady Corp. Class A	43,356	1,643,192
Casella Waste Systems, Inc. Class A (a)	1,215	27,969
Deluxe Corp.	12,024	923,924
Ennis, Inc.	11,514	238,916
Essendant, Inc.	85,066	788,562
Herman Miller, Inc.	47,714	1,910,946
HNI Corp.	3,276	126,355
Kimball International, Inc. Class B	82,989	1,549,405
Knoll, Inc.	30,744	708,342
LSC Communications, Inc.	57,562	872,064
Msa Safety, Inc.	19,968	1,547,919
Quad/Graphics, Inc.	70,506	1,593,436
SP Plus Corp. (a)	862	31,980
Steelcase, Inc. Class A	105,151	1,598,295
VSE Corp.	3,067	148,535
		13,716,919
Construction & Engineering - 2.0%
Argan, Inc.	24,941	1,122,345
EMCOR Group, Inc.	25,973	2,123,293
KBR, Inc.	85,791	1,701,236
MasTec, Inc. (a)	9,061	443,536
Primoris Services Corp.	19,067	518,432
		5,908,842
Electrical Equipment - 0.4%
Allied Motion Technologies, Inc.	1,216	40,237
EnerSys	13,761	958,178
Hamilton Beach Brands Holding Co. Class A	1,129	29,004
Preformed Line Products Co.	937	66,574
		1,093,993
Machinery - 1.7%
Alamo Group, Inc.	6,478	731,172
Global Brass & Copper Holdings, Inc.	25,449	842,362
Graham Corp.	169	3,537
Greenbrier Companies, Inc. (b)	32,611	1,738,166
Hillenbrand, Inc.	652	29,144
Hurco Companies, Inc.	7,483	315,783
Meritor, Inc. (a)	15,369	360,557
Wabash National Corp. (b)	39,540	858,018
		4,878,739
Marine - 0.1%
Costamare, Inc. (b)	69,958	403,658
Professional Services - 2.1%
Barrett Business Services, Inc.	1,269	81,838
Heidrick & Struggles International, Inc.	9,545	234,330
Insperity, Inc.	30,387	1,742,694
Kelly Services, Inc. Class A (non-vtg.)	21,902	597,268
Kforce, Inc.	10,635	268,534
Korn/Ferry International	1,055	43,656
Resources Connection, Inc.	61,563	951,148
RPX Corp.	110,340	1,482,970
TriNet Group, Inc. (a)	12,888	571,454
TrueBlue, Inc. (a)	6,993	192,308
		6,166,200
Road & Rail - 0.0%
Roadrunner Transportation Systems, Inc. (a)	7,987	61,580
Trading Companies & Distributors - 1.1%
Applied Industrial Technologies, Inc.	668	45,491
Beacon Roofing Supply, Inc. (a)	13,215	842,588
Rush Enterprises, Inc. Class A (a)	33,149	1,684,301
Titan Machinery, Inc. (a)	5,889	124,670
Triton International Ltd.	13,579	508,534
		3,205,584

TOTAL INDUSTRIALS		46,596,481

INFORMATION TECHNOLOGY - 17.9%
Communications Equipment - 1.8%
ADTRAN, Inc.	29,675	574,211
Communications Systems, Inc.	2,778	10,112
Comtech Telecommunications Corp.	2,294	50,743
Extreme Networks, Inc. (a)	81,369	1,018,740
InterDigital, Inc.	9,523	725,176
NetScout Systems, Inc. (a)	40,769	1,241,416
Plantronics, Inc.	34,193	1,722,643
		5,343,041
Electronic Equipment & Components - 4.8%
Anixter International, Inc. (a)	13,224	1,005,024
Belden, Inc.	2,464	190,147
Benchmark Electronics, Inc. (a)	28,408	826,673
Daktronics, Inc.	4,955	45,239
Electro Scientific Industries, Inc. (a)	73,487	1,574,826
Itron, Inc. (a)	4,583	312,561
Kimball Electronics, Inc. (a)	36,099	658,807
Methode Electronics, Inc. Class A	11,433	458,463
PC Connection, Inc.	581	15,228
Plexus Corp. (a)	10,660	647,275
ScanSource, Inc. (a)	30,235	1,082,413
SYNNEX Corp.	13,107	1,781,897
Tech Data Corp. (a)	20,100	1,969,197
TTM Technologies, Inc. (a)(b)	102,561	1,607,131
VeriFone Systems, Inc. (a)	4,713	83,467
Vishay Intertechnology, Inc. (b)	86,652	1,798,029
		14,056,377
Internet Software & Services - 1.1%
AppFolio, Inc. (a)	5,510	228,665
Box, Inc. Class A (a)	68,809	1,453,246
Care.com, Inc. (a)	2,833	51,107
DHI Group, Inc. (a)	37,391	71,043
Etsy, Inc. (a)	6,158	125,931
Hortonworks, Inc. (a)	46,175	928,579
MeetMe, Inc. (a)(b)	89,253	251,693
		3,110,264
IT Services - 3.0%
CACI International, Inc. Class A (a)	146	19,323
Computer Task Group, Inc. (a)	3,424	17,462
Convergys Corp. (b)	44,331	1,041,779
CSG Systems International, Inc.	37,734	1,653,504
EVERTEC, Inc.	77,763	1,061,465
Hackett Group, Inc.	13,173	206,948
ManTech International Corp. Class A	4,461	223,898
Maximus, Inc.	18,159	1,299,821
Science Applications International Corp.	7,527	576,342
Sykes Enterprises, Inc. (a)	30,372	955,199
Syntel, Inc. (a)	2,899	66,648
Travelport Worldwide Ltd.	109,283	1,428,329
		8,550,718
Semiconductors & Semiconductor Equipment - 5.6%
Advanced Energy Industries, Inc. (a)	5,304	357,914
Alpha & Omega Semiconductor Ltd. (a)	19,251	314,946
Amkor Technology, Inc. (a)	133,335	1,340,017
Brooks Automation, Inc.	68,023	1,622,349
Cabot Microelectronics Corp.	13,476	1,267,822
Cirrus Logic, Inc. (a)	36,975	1,917,524
Cohu, Inc.	18,519	406,492
Entegris, Inc.	35,521	1,081,614
FormFactor, Inc. (a)	55,042	861,407
Lattice Semiconductor Corp. (a)	50,678	292,919
MKS Instruments, Inc.	22,591	2,134,838
Nanometrics, Inc. (a)	22,510	560,949
Photronics, Inc. (a)	68,670	585,412
Pixelworks, Inc. (a)	22,046	139,551
Rambus, Inc. (a)	23,218	330,160
Rudolph Technologies, Inc. (a)	51,623	1,233,790
Synaptics, Inc. (a)(b)	39,951	1,595,643
Ultra Clean Holdings, Inc. (a)	10,062	232,332
		16,275,679
Software - 1.2%
Aspen Technology, Inc. (a)	16,221	1,073,830
Progress Software Corp.	41,367	1,760,993
QAD, Inc.:
Class A	4,681	181,857
Class B	1,619	49,363
TiVo Corp.	18,375	286,650
Verint Systems, Inc. (a)	5,018	210,003
Workiva, Inc. (a)	1,084	23,198
Zedge, Inc. (a)	8,170	22,462
		3,608,356
Technology Hardware, Storage & Peripherals - 0.4%
Pure Storage, Inc. Class A (a)	62,861	996,975

TOTAL INFORMATION TECHNOLOGY		51,941,410

MATERIALS - 5.8%
Chemicals - 3.2%
Chase Corp.	3,506	422,473
FutureFuel Corp.	60,693	855,164
Ingevity Corp. (a)	3,417	240,796
Innophos Holdings, Inc.	6,996	326,923
Kronos Worldwide, Inc. (b)	57,187	1,473,709
Minerals Technologies, Inc.	7,740	532,899
PolyOne Corp.	24,001	1,044,044
Rayonier Advanced Materials, Inc.	4,248	86,872
Sensient Technologies Corp.	7,723	564,937
Stepan Co.	3,640	287,451
Tredegar Corp.	10	192
Trinseo SA	24,012	1,743,271
Tronox Ltd. Class A	83,185	1,706,124
Valhi, Inc.	22,529	139,004
		9,423,859
Containers & Packaging - 0.1%
Greif, Inc. Class A	1,315	79,663
Myers Industries, Inc.	11,244	219,258
UFP Technologies, Inc. (a)	425	11,815
		310,736
Metals & Mining - 1.2%
Atkore International Group, Inc. (a)	57,926	1,242,513
Century Aluminum Co. (a)(b)	37,884	744,042
Cliffs Natural Resources, Inc. (a)	88,343	636,953
Schnitzer Steel Industries, Inc. Class A	22,111	740,719
Worthington Industries, Inc.	1,109	48,863
		3,413,090
Paper & Forest Products - 1.3%
Boise Cascade Co.	3,539	141,206
Louisiana-Pacific Corp. (a)	73,636	1,933,681
Schweitzer-Mauduit International, Inc.	35,653	1,617,220
Verso Corp. (a)	2,472	43,433
		3,735,540

TOTAL MATERIALS		16,883,225

REAL ESTATE - 5.0%
Equity Real Estate Investment Trusts (REITs) - 4.9%
Ashford Hospitality Trust, Inc.	29,164	196,274
Chesapeake Lodging Trust	19,334	523,758
DiamondRock Hospitality Co.	25,128	283,695
Four Corners Property Trust, Inc.	19,246	494,622
InfraReit, Inc.	28,478	529,121
iStar Financial, Inc. (a)	24,252	274,048
LaSalle Hotel Properties (SBI) (b)	49,897	1,400,609
Potlatch Corp. (b)	34,408	1,716,959
PS Business Parks, Inc.	8,701	1,088,408
RAIT Financial Trust	24,486	9,182
RLJ Lodging Trust	56,066	1,231,770
Ryman Hospitality Properties, Inc. (b)	20,369	1,405,868
Summit Hotel Properties, Inc.	46,420	706,977
Sunstone Hotel Investors, Inc.	82,620	1,365,709
WP Glimcher, Inc.	157,470	1,121,186
Xenia Hotels & Resorts, Inc.	83,105	1,794,237
		14,142,423
Real Estate Management & Development - 0.1%
Forestar Group, Inc. (a)(b)	9,597	211,134
Gyrodyne LLC	126	2,534
HFF, Inc.	2,730	132,787
Maui Land & Pineapple, Inc. (a)	7,732	133,764
		480,219

TOTAL REAL ESTATE		14,622,642

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
IDT Corp. Class B	1,442	15,285
Wireless Telecommunication Services - 0.1%
Spok Holdings, Inc.	10,188	159,442

TOTAL TELECOMMUNICATION SERVICES		174,727

UTILITIES - 2.1%
Electric Utilities - 0.9%
Allete, Inc.	24,065	1,789,473
PNM Resources, Inc.	1,480	59,866
Portland General Electric Co.	17,354	790,995
		2,640,334
Gas Utilities - 0.5%
Northwest Natural Gas Co.	1,404	83,749
ONE Gas, Inc.	4,164	305,055
Southwest Gas Holdings, Inc.	10,079	811,158
WGL Holdings, Inc.	2,729	234,257
		1,434,219
Independent Power and Renewable Electricity Producers - 0.6%
Atlantic Power Corp. (a)	5,534	13,164
NRG Yield, Inc. Class A	65,194	1,228,907
Ormat Technologies, Inc.	6,180	395,273
Pattern Energy Group, Inc. (b)	11,231	241,354
		1,878,698
Multi-Utilities - 0.1%
Avista Corp.	3,093	159,259
Black Hills Corp.	1,594	95,815
NorthWestern Energy Corp.	423	25,253
		280,327
Water Utilities - 0.0%
Consolidated Water Co., Inc.	863	10,874
SJW Corp.	231	14,745
		25,619

TOTAL UTILITIES		6,259,197

TOTAL COMMON STOCKS
(Cost $233,792,229)		280,476,406
	Principal Amount	Value

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 1.18% 6/21/18 (d)
(Cost $994,443)	1,000,000	992,917
	Shares	Value

Money Market Funds - 15.5%
Fidelity Cash Central Fund, 1.36% (e)	9,677,617	$9,679,553
Fidelity Securities Lending Cash Central Fund 1.36% (e)(f)	35,390,987	35,398,065
TOTAL MONEY MARKET FUNDS
(Cost $45,073,633)		45,077,618
TOTAL INVESTMENT IN SECURITIES - 112.3%
(Cost $279,860,305)		326,546,941
NET OTHER ASSETS (LIABILITIES) - (12.3)%		(35,867,665)
NET ASSETS - 100%		$290,679,276

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	133	March 2018	$10,217,725	$59,982	$59,982

The notional amount of futures purchased as a percentage of Net Assets is 3.5%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $425,961.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$50,619
Fidelity Securities Lending Cash Central Fund	180,369
Total	$230,988

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$33,393,180	$33,393,180	$--	$--
Consumer Staples	12,540,105	12,540,105	--	--
Energy	5,994,118	5,994,118	--	--
Financials	47,356,414	47,356,414	--	--
Health Care	44,714,907	44,676,197	--	38,710
Industrials	46,596,481	46,596,481	--	--
Information Technology	51,941,410	51,941,410	--	--
Materials	16,883,225	16,883,225	--	--
Real Estate	14,622,642	14,622,642	--	--
Telecommunication Services	174,727	174,727	--	--
Utilities	6,259,197	6,259,197	--	--
U.S. Government and Government Agency Obligations	992,917	--	992,917	--
Money Market Funds	45,077,618	45,077,618	--	--
Total Investments in Securities:	$326,546,941	$325,515,314	$992,917	$38,710
Derivative Instruments:
Assets
Futures Contracts	$59,982	$59,982	$--	$--
Total Assets	$59,982	$59,982	$--	$--
Total Derivative Instruments:	$59,982	$59,982	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$59,982	$0
Total Value of Derivatives	$59,982	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (including securities loaned of $34,285,876) — See accompanying schedule: Unaffiliated issuers (cost $234,786,672)	$281,469,323
Fidelity Central Funds (cost $45,073,633)	45,077,618
Total Investment in Securities (cost $279,860,305)		$326,546,941
Receivable for investments sold		4,199,447
Receivable for fund shares sold		87,586
Dividends receivable		370,789
Distributions receivable from Fidelity Central Funds		17,770
Prepaid expenses		510
Total assets		331,223,043
Liabilities
Payable to custodian bank	$79,829
Payable for investments purchased	4,205,105
Payable for fund shares redeemed	603,264
Accrued management fee	108,968
Distribution and service plan fees payable	1,728
Payable for daily variation margin on futures contracts	91,334
Other affiliated payables	42,501
Other payables and accrued expenses	18,780
Collateral on securities loaned	35,392,258
Total liabilities		40,543,767
Net Assets		$290,679,276
Net Assets consist of:
Paid in capital		$221,980,812
Undistributed net investment income		377,410
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		21,574,436
Net unrealized appreciation (depreciation) on investments		46,746,618
Net Assets		$290,679,276
Initial Class:
Net Asset Value, offering price and redemption price per share ($31,332,375 ÷ 1,858,397 shares)		$16.86
Service Class:
Net Asset Value, offering price and redemption price per share ($249,041 ÷ 14,729 shares)		$16.91
Service Class 2:
Net Asset Value, offering price and redemption price per share ($7,880,866 ÷ 466,402 shares)		$16.90
Investor Class:
Net Asset Value, offering price and redemption price per share ($251,216,994 ÷ 14,958,651 shares)		$16.79

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$4,256,463
Interest		7,772
Income from Fidelity Central Funds		230,988
Total income		4,495,223
Expenses
Management fee	$2,026,721
Transfer agent fees	406,045
Distribution and service plan fees	18,548
Accounting and security lending fees	121,549
Custodian fees and expenses	87,443
Independent trustees' fees and expenses	1,198
Audit	54,585
Legal	6,954
Miscellaneous	2,158
Total expenses before reductions	2,725,201
Expense reductions	(2,782)	2,722,419
Net investment income (loss)		1,772,804
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,778,181
Fidelity Central Funds	2,479
Foreign currency transactions	110
Futures contracts	(16,546)
Total net realized gain (loss)		24,764,224
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(8,124,549)
Fidelity Central Funds	1,981
Futures contracts	66,006
Total change in net unrealized appreciation (depreciation)		(8,056,562)
Net gain (loss)		16,707,662
Net increase (decrease) in net assets resulting from operations		$18,480,466

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,772,804	$1,926,337
Net realized gain (loss)	24,764,224	6,721,795
Change in net unrealized appreciation (depreciation)	(8,056,562)	41,767,033
Net increase (decrease) in net assets resulting from operations	18,480,466	50,415,165
Distributions to shareholders from net investment income	(1,887,602)	(1,477,372)
Distributions to shareholders from net realized gain	(7,801,890)	(16,439,954)
Total distributions	(9,689,492)	(17,917,326)
Share transactions - net increase (decrease)	(29,728,112)	54,712,795
Total increase (decrease) in net assets	(20,937,138)	87,210,634
Net Assets
Beginning of period	311,616,414	224,405,780
End of period	$290,679,276	$311,616,414
Other Information
Undistributed net investment income end of period	$377,410	$523,375

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Disciplined Small Cap Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.25	$14.52	$14.94	$15.40	$12.03
Income from Investment Operations
Net investment income (loss)A	.11	.13	.10	.06	.09
Net realized and unrealized gain (loss)	1.01	2.75	(.40)	.69	4.44
Total from investment operations	1.12	2.88	(.30)	.75	4.53
Distributions from net investment income	(.12)	(.09)	(.09)	(.07)	(.07)
Distributions from net realized gain	(.40)	(1.06)	(.03)	(1.14)	(1.09)
Total distributions	(.51)B	(1.15)	(.12)	(1.21)	(1.16)
Net asset value, end of period	$16.86	$16.25	$14.52	$14.94	$15.40
Total ReturnC,D	7.02%	22.68%	(1.99)%	5.28%	38.35%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.86%	.85%	.85%	.86%
Expenses net of fee waivers, if any	.83%	.86%	.84%	.85%	.86%
Expenses net of all reductions	.83%	.86%	.84%	.85%	.86%
Net investment income (loss)	.67%	.90%	.68%	.41%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$31,332	$41,185	$30,227	$33,658	$45,699
Portfolio turnover rateG	103%	83%	96%	100%	108%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.51 per share is comprised of distributions from net investment income of $.116 and distributions from net realized gain of $.395 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Disciplined Small Cap Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.29	$14.56	$14.98	$15.44	$12.06
Income from Investment Operations
Net investment income (loss)A	.09	.11	.09	.05	.08
Net realized and unrealized gain (loss)	1.03	2.75	(.40)	.68	4.44
Total from investment operations	1.12	2.86	(.31)	.73	4.52
Distributions from net investment income	(.10)	(.07)	(.08)	(.05)	(.05)
Distributions from net realized gain	(.40)	(1.06)	(.03)	(1.14)	(1.09)
Total distributions	(.50)	(1.13)	(.11)	(1.19)	(1.14)
Net asset value, end of period	$16.91	$16.29	$14.56	$14.98	$15.44
Total ReturnB,C	6.97%	22.49%	(2.09)%	5.19%	38.19%
Ratios to Average Net AssetsD,E
Expenses before reductions	.93%	.96%	.95%	.95%	.95%
Expenses net of fee waivers, if any	.93%	.96%	.94%	.95%	.95%
Expenses net of all reductions	.93%	.96%	.94%	.95%	.95%
Net investment income (loss)	.57%	.80%	.58%	.32%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$249	$266	$311	$320	$329
Portfolio turnover rateF	103%	83%	96%	100%	108%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Disciplined Small Cap Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.29	$14.58	$14.99	$15.45	$12.07
Income from Investment Operations
Net investment income (loss)A	.07	.09	.07	.02	.05
Net realized and unrealized gain (loss)	1.02	2.75	(.40)	.68	4.45
Total from investment operations	1.09	2.84	(.33)	.70	4.50
Distributions from net investment income	(.08)	(.07)	(.05)	(.02)	(.03)
Distributions from net realized gain	(.40)	(1.06)	(.03)	(1.14)	(1.09)
Total distributions	(.48)	(1.13)	(.08)	(1.16)	(1.12)
Net asset value, end of period	$16.90	$16.29	$14.58	$14.99	$15.45
Total ReturnB,C	6.79%	22.31%	(2.18)%	4.93%	37.96%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.08%	1.11%	1.10%	1.14%	1.15%
Expenses net of fee waivers, if any	1.08%	1.11%	1.10%	1.14%	1.15%
Expenses net of all reductions	1.08%	1.11%	1.10%	1.14%	1.15%
Net investment income (loss)	.42%	.65%	.43%	.12%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$7,881	$6,403	$3,198	$3,097	$4,115
Portfolio turnover rateF	103%	83%	96%	100%	108%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Disciplined Small Cap Portfolio Investor Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.19	$14.48	$14.89	$15.36	$12.01
Income from Investment Operations
Net investment income (loss)A	.09	.11	.09	.05	.08
Net realized and unrealized gain (loss)	1.01	2.74	(.39)	.68	4.42
Total from investment operations	1.10	2.85	(.30)	.73	4.50
Distributions from net investment income	(.10)	(.08)	(.08)	(.05)	(.06)
Distributions from net realized gain	(.40)	(1.06)	(.03)	(1.14)	(1.09)
Total distributions	(.50)	(1.14)	(.11)	(1.20)B	(1.15)
Net asset value, end of period	$16.79	$16.19	$14.48	$14.89	$15.36
Total ReturnC,D	6.91%	22.54%	(2.00)%	5.15%	38.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	.91%	.94%	.93%	.93%	.94%
Expenses net of fee waivers, if any	.91%	.94%	.92%	.93%	.93%
Expenses net of all reductions	.91%	.94%	.92%	.93%	.93%
Net investment income (loss)	.59%	.82%	.60%	.34%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$251,217	$263,763	$190,669	$173,570	$184,956
Portfolio turnover rateG	103%	83%	96%	100%	108%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.20 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $1.141 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

VIP Disciplined Small Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, and passive foreign investment companies (PFIC), market discount, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$54,430,822
Gross unrealized depreciation	(9,499,193)
Net unrealized appreciation (depreciation)	$44,931,629
Tax Cost	$281,615,312

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$372,959
Undistributed long-term capital gain	$23,854,511
Net unrealized appreciation (depreciation) on securities and other investments	$44,931,629

The Fund intends to elect to defer to its next fiscal year $460,632 of capital losses recognized during the period November 1, 2017 to December 31, 2017.

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$2,973,631	$ 1,477,372
Long-term Capital Gains	6,715,861	16,439,954
Total	$9,689,492	$ 17,917,326

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $304,584,684 and $343,756,691, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective December 1, 2017, the Board approved an amendment to the management contract whereby the Fund pays a monthly management fee that is based on an annual rate of .45% of the Fund's average net assets. Prior to December 1, 2017, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate was based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$248
Service Class 2	18,300
$18,548

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$23,495
Service Class	164
Service Class 2	4,825
Investor Class	377,561
$406,045

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $949 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $180,369

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $62.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,720.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Initial Class	$243,380	$211,720
Service Class	1,545	1,157
Service Class 2	36,671	26,481
Investor Class	1,606,006	1,238,014
Total	$1,887,602	$1,477,372
From net realized gain
Initial Class	$1,006,342	$2,180,117
Service Class	6,341	21,487
Service Class 2	155,568	242,534
Investor Class	6,633,639	13,995,816
Total	$7,801,890	$16,439,954

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Initial Class
Shares sold	359,158	836,381	$5,847,426	$12,593,980
Reinvestment of distributions	76,652	198,718	1,249,722	2,391,837
Shares redeemed	(1,112,602)	(581,693)	(17,806,943)	(7,883,903)
Net increase (decrease)	(676,792)	453,406	$(10,709,795)	$7,101,914
Service Class
Reinvestment of distributions	482	1,896	7,886	22,644
Shares redeemed	(2,058)	(6,979)	(33,107)	(93,765)
Net increase (decrease)	(1,576)	(5,083)	$(25,221)	$(71,121)
Service Class 2
Shares sold	371,124	239,344	$5,997,819	$3,482,612
Reinvestment of distributions	11,728	22,192	192,239	269,015
Shares redeemed	(309,508)	(87,894)	(5,064,390)	(1,200,378)
Net increase (decrease)	73,344	173,642	$1,125,668	$2,551,249
Investor Class
Shares sold	1,955,751	3,546,667	$31,681,480	$52,700,249
Reinvestment of distributions	506,846	1,272,740	8,239,645	15,233,830
Shares redeemed	(3,800,361)	(1,695,095)	(60,039,889)	(22,803,326)
Net increase (decrease)	(1,337,764)	3,124,312	$(20,118,764)	$45,130,753

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 97% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Disciplined Small Cap Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Disciplined Small Cap Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Initial Class	.81%
Actual		$1,000.00	$1,066.60	$4.22**
Hypothetical-C		$1,000.00	$1,021.12	$4.13**
Service Class	.91%
Actual		$1,000.00	$1,066.20	$4.74**
Hypothetical-C		$1,000.00	$1,020.62	$4.63**
Service Class 2	1.07%
Actual		$1,000.00	$1,065.20	$5.57**
Hypothetical-C		$1,000.00	$1,019.81	$5.45**
Investor Class	.89%
Actual		$1,000.00	$1,065.50	$4.63**
Hypothetical-C		$1,000.00	$1,020.72	$4.53**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

** If fees and changes to the class level expense contract and/ or expense cap, effective December 1, 2017, had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below.

	Annualized Expense Ratio-(a)	Expenses Paid
Initial Class	.61%
Actual		$3.18
Hypothetical-(b)		$3.11
Service Class	.71%
Actual		$3.70
Hypothetical-(b)		$3.62
Service Class 2.87%
Actual		$4.53
Hypothetical-(b)		$4.43
Investor Class	.69%
Actual		$3.59
Hypothetical-(b)		$3.52

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Disciplined Small Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Disciplined Small Cap Portfolio
Initial Class	02/09/18	02/09/18	$0.026	$1.429
Service Class	02/09/18	02/09/18	$0.024	$1.429
Service Class 2	02/09/18	02/09/18	$0.018	$1.429
Investor Class	02/09/18	02/09/18	$0.024	$1.429

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $23,854,510, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 96%, and 82%; Service Class designates 99%, and 90%; Service Class 2 designates 100%, and 100%; and Investor Class designates 99%, and 89%; of the dividends distributed in February and December 2017, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Disciplined Small Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

VIP Disciplined Small Cap Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Disciplined Small Cap Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below the competitive median for 2016 and the total expense ratio of Service Class 2 ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Board Approval of Investment Advisory Contracts and Management Fees.

Fidelity VIP Disciplined Small Cap Portfolio.  On November 15, 2017, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract with Fidelity Management & Research Company (FMR) for the fund (Amended Contract) that will charge a flat management fee of 45 basis points. As a result, the Amended Contract will decrease the management fee paid by the fund by approximately 24 basis points, effective December 1, 2017. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information relevant to the approval of the Amended Contract.

Nature, Extent, and Quality of Services Provided.  The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family and the investment performance of the fund in connection with the annual renewal of the fund's current management contract with FMR (Current Management Contract). At its July 2017 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the Current Management Contract should benefit the shareholders of the fund. The Board noted FMR's representation that approval of the Amended Contract would not change the funds' portfolio managers, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the Current Management Contract. Based on its review, the Board concluded at its July 2017 meeting that the fund's current management fee and total expense ratio are fair and reasonable in light of the services that the fund receives and the other factors considered. In its review of the proposed management fee rate under the Amended Contract, the Board considered that the proposed fee rate is lower by approximately 24 basis points than the current management fee rate. The Board also considered that the fund's management fee rate and total expense ratio for all classes would rank below the median of its competitor funds based on the competitive mapped group data provided to the Board in connection with the annual renewal of the Current Management Contract.

Based on its review, the Board concluded that the fund's management fee and total expense ratio continue to be fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered that it previously reviewed information regarding the revenues earned, the expenses incurred by Fidelity in providing services to the fund and the level of Fidelity's profitability. At its July 2017 meeting, the Board concluded that it was satisfied that the profitability of Fidelity in connection with the operation of the fund was not excessive. Because the Board was approving an arrangement under which the management fees were being reduced, the Board did not consider Fidelity's costs of services, revenues, or profitability to be significant factors in its decision to approve the Amended Contract.

Economies of Scale.  The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its July 2017 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. The Board will continue to review economies of scale in connection with future renewals of the Amended Contract.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's advisory fee structures continue to be fair and reasonable, and that the fund's Amended Contract should be approved.

VDSC-ANN-0218
1.820582.112

Fidelity® Variable Insurance Products: Emerging Markets Portfolio Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Life of fundA
Initial Class	47.40%	7.60%	2.95%
Service Class	47.19%	7.50%	2.84%
Service Class 2	47.05%	7.32%	2.68%
Investor Class	47.32%	7.52%	2.86%

 A From January 23, 2008

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Emerging Markets Portfolio - Initial Class on January 23, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$13,351	VIP Emerging Markets Portfolio - Initial Class
$14,410	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 27.40% in 2017, helped partly by a generally weak U.S. dollar. Certain election results in continental Europe (+28%) suggested ebbing political uncertainty and near-term risk there, whereas the U.K. (+21%) faced more-mixed conditions ahead of its expected exit from the European Union. Japan (+24%), despite central-bank easing and recent pressure from regional yen strength, lagged the rest of the Asia-Pacific group (+26%). Commodity-price volatility slowed Canada (+17%), but emerging markets (+36%) sped ahead. Sector-wise, information technology (+52%) was driven by a surge among software, semiconductor and internet-related names. Financials (+27%) rode rising interest rates that, at the same time, held back consumer staples (+24%), utilities (+19%) and telecommunication services (+15%) – so-called “bond proxy” sectors. Real estate (+27%) bucked the trend, largely due to demand in China. Similarly, materials (+33%) and industrials (+30%) responded to Chinese demand, as well as to price gains for certain commodities. In the energy sector (+17%), oil prices lost ground in the first half of 2017 before rebounding through December 31 to end well above where they started 12 months ago. Lastly, health care (+19%) dealt with early-year turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes gained about 47%, considerably ahead of the 37.75% advance of the benchmark MSCI Emerging Markets Index. Versus the benchmark, active management added value in nine of 11 market sectors. Positioning in consumer discretionary, financials and information technology contributed most, mainly due to stock selection. All major geographical regions were relative contributors, led by emerging Asia. Avoiding China Mobile made this benchmark component the fund’s largest relative contributor. China Mobile shares returned about 3% in 2017. In the energy sector, sidestepping Russia-based Gazprom and Brazil’s Petroleo Brasileiro (Petrobras) worked well, as both significantly underperformed our benchmark. Out-of-benchmark positions in Brazil-based for-profit educator Estacio Participacoes and China’s Hangzhou Hikvision Digital Technology, the world’s largest manufacturer of security cameras, further lifted our relative result. Conversely, the materials and real estate sectors detracted, and a small cash allocation hurt in such a strong market. Among individual countries, South Korea and Mexico were noteworthy negatives. Untimely ownership of strong-performing index name JD.com, a China-based e-tailer akin to Amazon.com in the United States, made this stock our largest relative detractor. Avoiding shares of index constituent SK Hynix, South Korea’s No. 2 memory-chip maker after Samsung, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2017
Cayman Islands	14.9%
India	12.8%
China	8.4%
United States of America*	7.9%
Brazil	7.5%
South Africa	7.1%
Korea (South)	6.8%
Taiwan	4.6%
Mexico	3.9%
Other	26.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2017

% of fund's net assets
Stocks	97.6
Short-Term Investments and Net Other Assets (Liabilities)	2.4

Top Ten Stocks as of December 31, 2017

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	5.8
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	5.3
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	4.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.9
Naspers Ltd. Class N (South Africa, Media)	2.8
Baidu.com, Inc. sponsored ADR (Cayman Islands, Internet Software & Services)	1.6
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (China, Insurance)	1.4
Sberbank of Russia (Russia, Banks)	1.3
Itau Unibanco Holding SA (Brazil, Banks)	1.3
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.2
28.7

Top Market Sectors as of December 31, 2017

% of fund's net assets
Information Technology	28.4
Financials	19.9
Consumer Discretionary	15.9
Industrials	8.0
Consumer Staples	7.3
Materials	6.4
Health Care	3.7
Energy	2.4
Real Estate	2.1
Utilities	2.0

Investments December 31, 2017

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
Argentina - 1.8%
Banco Macro SA sponsored ADR	15,100	$1,749,788
IRSA Propiedades Comerciales SA sponsored ADR	30,300	1,711,950
Loma Negra Compania Industrial Argentina SA ADR (a)	78,100	1,799,424
Telecom Argentina SA Class B sponsored ADR (b)	47,793	1,750,658

TOTAL ARGENTINA		7,011,820

Australia - 0.5%
Amcor Ltd.	150,725	1,813,441
Bailiwick of Jersey - 0.5%
Glencore Xstrata PLC	393,473	2,071,866
Bermuda - 0.7%
Credicorp Ltd. (United States)	13,176	2,733,098
Brazil - 5.5%
BM&F BOVESPA SA	421,200	2,892,568
BTG Pactual Participations Ltd. unit	359,100	2,055,804
CVC Brasil Operadora e Agencia de Viagens SA	131,900	1,928,537
Equatorial Energia SA	105,000	2,078,095
Estacio Participacoes SA	190,700	1,886,821
Fleury SA	205,300	1,832,605
IRB Brasil Resseguros SA	177,600	1,820,385
Kroton Educacional SA	442,100	2,452,335
Qualicorp SA	218,600	2,042,929
Smiles Fidelidade SA	82,500	1,887,718

TOTAL BRAZIL		20,877,797

British Virgin Islands - 0.3%
Despegar.com Corp. (b)	48,200	1,324,536
Cayman Islands - 14.9%
58.com, Inc. ADR (a)	31,500	2,254,455
Alibaba Group Holding Ltd. sponsored ADR (a)	90,500	15,604,915
Baidu.com, Inc. sponsored ADR (a)	26,569	6,222,725
NetEase, Inc. ADR	10,700	3,692,249
New Oriental Education & Technology Group, Inc. sponsored ADR	29,100	2,735,400
Sands China Ltd.	360,400	1,861,311
Shenzhou International Group Holdings Ltd.	234,000	2,228,329
Tencent Holdings Ltd.	422,300	21,857,384

TOTAL CAYMAN ISLANDS		56,456,768

Chile - 0.6%
Banco Santander Chile sponsored ADR	70,300	2,198,281
China - 8.4%
Dong E-E-Jiao Co. Ltd. Class A	195,400	1,809,957
Gree Electric Appliances, Inc. of Zhuhai Class A	277,000	1,860,389
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	287,645	1,724,106
Hangzhou Robam Appliances Co. Ltd. Class A	272,538	2,014,720
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	372,290	1,841,810
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	106,201	1,877,020
Kweichow Moutai Co. Ltd. (A Shares)	17,648	1,891,804
Midea Group Co. Ltd. Class A	213,300	1,817,098
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	522,000	5,435,238
Shanghai International Airport Co. Ltd. (A Shares)	292,124	2,020,779
Shenzhen Inovance Technology Co. Ltd. Class A	436,995	1,949,021
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	515,998	1,815,250
TravelSky Technology Ltd. (H Shares)	628,000	1,884,920
Wuliangye Yibin Co. Ltd. Class A	161,587	1,983,750
Yunnan Baiyao Group Co. Ltd.	125,133	1,957,580

TOTAL CHINA		31,883,442

France - 2.2%
Hermes International SCA	3,600	1,927,559
Kering SA	3,872	1,825,807
LVMH Moet Hennessy - Louis Vuitton SA	5,907	1,733,736
Rubis	26,100	1,847,023
Thales SA	10,738	1,158,013

TOTAL FRANCE		8,492,138

Germany - 0.5%
adidas AG	8,524	1,709,530
Hong Kong - 2.2%
AIA Group Ltd.	225,600	1,924,553
CSPC Pharmaceutical Group Ltd.	1,234,000	2,492,371
Galaxy Entertainment Group Ltd.	222,000	1,781,603
Techtronic Industries Co. Ltd.	302,500	1,972,696

TOTAL HONG KONG		8,171,223

Hungary - 0.7%
OTP Bank PLC	61,400	2,541,762
India - 12.8%
Adani Ports & Special Economic Zone Ltd.	339,372	2,156,426
Asian Paints Ltd.	116,117	2,107,167
Bharat Petroleum Corp. Ltd.	262,299	2,127,071
Eicher Motors Ltd.	4,882	2,320,239
Godrej Consumer Products Ltd.	136,513	2,137,185
HDFC Bank Ltd.	65,301	1,931,472
Hero Motocorp Ltd.	34,510	2,046,139
Housing Development Finance Corp. Ltd.	173,660	4,652,695
Indraprastha Gas Ltd.	349,130	1,836,433
IndusInd Bank Ltd.	71,460	1,845,714
Kotak Mahindra Bank Ltd. (a)	115,237	1,823,503
LIC Housing Finance Ltd.	212,896	1,879,181
Maruti Suzuki India Ltd.	21,105	3,216,512
Motherson Sumi Systems Ltd.	350,231	2,080,594
PC Jeweller Ltd.	286,978	2,053,214
Pidilite Industries Ltd. (a)	136,241	1,925,386
Power Grid Corp. of India Ltd.	533,707	1,674,940
Reliance Industries Ltd.	309,953	4,471,839
Shree Cement Ltd.	6,501	1,840,575
Ultratech Cemco Ltd.	32,713	2,213,969
Vakrangee Ltd.	339,992	2,238,121

TOTAL INDIA		48,578,375

Indonesia - 1.6%
PT Bank Central Asia Tbk	1,867,600	3,014,589
PT Bank Rakyat Indonesia Tbk	11,190,600	3,002,306

TOTAL INDONESIA		6,016,895

Israel - 1.0%
Elbit Systems Ltd. (Israel)	13,100	1,750,607
Frutarom Industries Ltd.	21,225	1,991,569

TOTAL ISRAEL		3,742,176

Kenya - 0.5%
Safaricom Ltd.	7,205,800	1,868,688
Korea (South) - 6.8%
LG Chemical Ltd.	8,160	3,096,194
LG Household & Health Care Ltd.	2,254	2,510,838
Samsung Electronics Co. Ltd.	8,438	20,142,896

TOTAL KOREA (SOUTH)		25,749,928

Mexico - 3.9%
Embotelladoras Arca S.A.B. de CV	314,500	2,174,189
Fomento Economico Mexicano S.A.B. de CV unit	325,300	3,059,847
Gruma S.A.B. de CV Series B	154,645	1,960,737
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	201,800	2,074,088
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	115,330	2,100,252
Grupo Aeroportuario Norte S.A.B. de CV	344,900	1,783,394
Grupo Cementos de Chihuahua S.A.B. de CV	329,800	1,534,230

TOTAL MEXICO		14,686,737

Netherlands - 1.4%
ASML Holding NV (Netherlands)	10,300	1,790,742
X5 Retail Group NV GDR (Reg. S) (a)	45,700	1,726,089
Yandex NV Series A (a)	54,000	1,768,500

TOTAL NETHERLANDS		5,285,331

Panama - 0.5%
Copa Holdings SA Class A	13,700	1,836,622
Philippines - 2.4%
Ayala Corp.	105,320	2,137,376
Ayala Land, Inc.	2,644,100	2,357,853
SM Investments Corp.	108,952	2,156,624
SM Prime Holdings, Inc.	3,150,400	2,362,115

TOTAL PHILIPPINES		9,013,968

Russia - 1.3%
Sberbank of Russia	1,221,270	4,770,432
South Africa - 7.1%
Bidcorp Ltd.	107,025	2,603,633
Capitec Bank Holdings Ltd.	28,200	2,502,524
Discovery Ltd.	179,764	2,702,453
FirstRand Ltd.	664,800	3,613,482
Imperial Holdings Ltd.	44	932
Mondi Ltd.	79,063	2,040,206
Naspers Ltd. Class N	38,368	10,701,796
Sanlam Ltd.	416,900	2,931,526

TOTAL SOUTH AFRICA		27,096,552

Spain - 0.5%
Amadeus IT Holding SA Class A	25,100	1,810,287
Switzerland - 1.0%
Compagnie Financiere Richemont SA Series A	20,214	1,830,739
Sika AG	230	1,826,877

TOTAL SWITZERLAND		3,657,616

Taiwan - 4.6%
Advantech Co. Ltd.	263,292	1,868,169
Taiwan Semiconductor Manufacturing Co. Ltd.	1,945,000	14,938,945
United Microelectronics Corp.	1,324,000	630,634

TOTAL TAIWAN		17,437,748

Thailand - 0.7%
Airports of Thailand PCL (For. Reg.)	1,243,800	2,595,226
Turkey - 2.2%
Koc Holding A/S	468,000	2,281,662
Tofas Turk Otomobil Fabrikasi A/S	218,567	1,903,992
Tupras Turkiye Petrol Rafinerileri A/S	67,000	2,147,606
Turkcell Iletisim Hizmet A/S	524,000	2,139,960

TOTAL TURKEY		8,473,220

United Arab Emirates - 0.5%
DP World Ltd.	83,477	2,086,925
United Kingdom - 2.5%
British American Tobacco PLC (United Kingdom)	26,600	1,802,164
Diageo PLC	52,643	1,929,596
InterContinental Hotel Group PLC	32,700	2,083,434
NMC Health PLC	47,200	1,838,526
Prudential PLC	71,633	1,834,544

TOTAL UNITED KINGDOM		9,488,264

United States of America - 5.5%
A.O. Smith Corp.	29,300	1,795,504
Alphabet, Inc. Class C (a)	1,793	1,876,195
American Tower Corp.	13,100	1,868,977
Amphenol Corp. Class A	20,100	1,764,780
Facebook, Inc. Class A (a)	9,700	1,711,662
MasterCard, Inc. Class A	11,900	1,801,184
Moody's Corp.	12,900	1,904,169
MSCI, Inc.	14,300	1,809,522
S&P Global, Inc.	11,000	1,863,400
Visa, Inc. Class A	15,100	1,721,702
Yum China Holdings, Inc.	69,300	2,773,386

TOTAL UNITED STATES OF AMERICA		20,890,481

TOTAL COMMON STOCKS
(Cost $245,834,590)		362,371,173

Nonconvertible Preferred Stocks - 2.0%
Brazil - 2.0%
Itau Unibanco Holding SA (a)	365,220	4,688,152
Itausa-Investimentos Itau SA (PN)	838,600	2,735,417
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,774,577)		7,423,569

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 1.36% (c)	5,088,583	5,089,601
Fidelity Securities Lending Cash Central Fund 1.36% (c)(d)	627,826	627,951
TOTAL MONEY MARKET FUNDS
(Cost $5,717,489)		5,717,552
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $257,326,656)		375,512,294
NET OTHER ASSETS (LIABILITIES) - 0.9%		3,434,727
NET ASSETS - 100%		$378,947,021

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$45,788
Fidelity Securities Lending Cash Central Fund	8,858
Total	$54,646

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$61,638,863	$58,074,388	$3,564,475	$--
Consumer Staples	27,498,662	25,569,066	1,929,596	--
Energy	8,746,516	8,746,516	--	--
Financials	74,993,934	66,457,486	8,536,448	--
Health Care	13,789,218	13,789,218	--	--
Industrials	30,065,382	30,065,382	--	--
Information Technology	107,304,571	68,086,866	39,217,705	--
Materials	24,260,904	24,260,904	--	--
Real Estate	8,300,895	8,300,895	--	--
Telecommunication Services	5,759,306	5,759,306	--	--
Utilities	7,436,491	7,436,491	--	--
Money Market Funds	5,717,552	5,717,552	--	--
Total Investments in Securities:	$375,512,294	$322,264,070	$53,248,224	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$19,045,721

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (including securities loaned of $619,167) — See accompanying schedule: Unaffiliated issuers (cost $251,609,167)	$369,794,742
Fidelity Central Funds (cost $5,717,489)	5,717,552
Total Investment in Securities (cost $257,326,656)		$375,512,294
Foreign currency held at value (cost $132,492)		133,209
Receivable for investments sold		2,196,127
Receivable for fund shares sold		3,681,944
Dividends receivable		380,145
Distributions receivable from Fidelity Central Funds		4,941
Prepaid expenses		550
Other receivables		34,442
Total assets		381,943,652
Liabilities
Payable for investments purchased	$1,162,965
Payable for fund shares redeemed	447,925
Accrued management fee	240,150
Distribution and service plan fees payable	1,555
Other affiliated payables	49,174
Other payables and accrued expenses	467,112
Collateral on securities loaned	627,750
Total liabilities		2,996,631
Net Assets		$378,947,021
Net Assets consist of:
Paid in capital		$271,098,933
Undistributed net investment income		71,956
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,000,895)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		117,777,027
Net Assets		$378,947,021
Initial Class:
Net Asset Value, offering price and redemption price per share ($165,395,542 ÷ 13,528,121 shares)		$12.23
Service Class:
Net Asset Value, offering price and redemption price per share ($1,088,838 ÷ 88,790 shares)		$12.26
Service Class 2:
Net Asset Value, offering price and redemption price per share ($7,245,584 ÷ 591,308 shares)		$12.25
Investor Class:
Net Asset Value, offering price and redemption price per share ($205,217,057 ÷ 16,861,500 shares)		$12.17

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$5,396,143
Income from Fidelity Central Funds		54,646
Income before foreign taxes withheld		5,450,789
Less foreign taxes withheld		(465,442)
Total income		4,985,347
Expenses
Management fee	$2,420,247
Transfer agent fees	318,555
Distribution and service plan fees	13,233
Accounting and security lending fees	158,056
Custodian fees and expenses	213,143
Independent trustees' fees and expenses	1,163
Audit	91,864
Legal	784
Miscellaneous	1,985
Total expenses before reductions	3,219,030
Expense reductions	(65,079)	3,153,951
Net investment income (loss)		1,831,396
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,445,893
Fidelity Central Funds	528
Foreign currency transactions	(56,391)
Total net realized gain (loss)		19,390,030
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $419,264)	92,796,521
Fidelity Central Funds	5
Assets and liabilities in foreign currencies	12,953
Total change in net unrealized appreciation (depreciation)		92,809,479
Net gain (loss)		112,199,509
Net increase (decrease) in net assets resulting from operations		$114,030,905

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,831,396	$1,479,027
Net realized gain (loss)	19,390,030	(12,728,655)
Change in net unrealized appreciation (depreciation)	92,809,479	18,862,755
Net increase (decrease) in net assets resulting from operations	114,030,905	7,613,127
Distributions to shareholders from net investment income	(2,105,874)	(1,110,495)
Distributions to shareholders from net realized gain	(336,794)	–
Total distributions	(2,442,668)	(1,110,495)
Share transactions - net increase (decrease)	37,991,802	25,997,383
Total increase (decrease) in net assets	149,580,039	32,500,015
Net Assets
Beginning of period	229,366,982	196,866,967
End of period	$378,947,021	$229,366,982
Other Information
Undistributed net investment income end of period	$71,956	$341,624

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Emerging Markets Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.36	$8.14	$9.10	$9.01	$8.75
Income from Investment Operations
Net investment income (loss)A	.07	.06	.06	.06	.07
Net realized and unrealized gain (loss)	3.88	.20	(.97)	.06	.27
Total from investment operations	3.95	.26	(.91)	.12	.34
Distributions from net investment income	(.07)	(.04)	(.05)	(.03)	(.07)
Distributions from net realized gain	(.01)	–	–	–	(.01)
Total distributions	(.08)	(.04)	(.05)	(.03)	(.08)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$12.23	$8.36	$8.14	$9.10	$9.01
Total ReturnC,D	47.40%	3.24%	(9.97)%	1.38%	3.85%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.01%	1.05%	1.07%	1.10%	1.14%
Expenses net of fee waivers, if any	1.01%	1.05%	1.07%	1.10%	1.10%
Expenses net of all reductions	.99%	1.05%	1.05%	1.10%	1.07%
Net investment income (loss)	.64%	.71%	.69%	.62%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$165,396	$132,435	$112,675	$91,224	$60,924
Portfolio turnover rateG	82%	86%	106%	96%	110%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Emerging Markets Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.39	$8.17	$9.14	$9.04	$8.77
Income from Investment Operations
Net investment income (loss)A	.06	.05	.05	.05	.07
Net realized and unrealized gain (loss)	3.89	.21	(.98)	.07	.27
Total from investment operations	3.95	.26	(.93)	.12	.34
Distributions from net investment income	(.07)	(.04)	(.04)	(.02)	(.06)
Distributions from net realized gain	(.01)	–	–	–	(.01)
Total distributions	(.08)	(.04)	(.04)	(.02)	(.07)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$12.26	$8.39	$8.17	$9.14	$9.04
Total ReturnC,D	47.19%	3.13%	(10.15)%	1.36%	3.84%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.11%	1.16%	1.17%	1.20%	1.23%
Expenses net of fee waivers, if any	1.11%	1.16%	1.17%	1.20%	1.20%
Expenses net of all reductions	1.09%	1.15%	1.16%	1.19%	1.18%
Net investment income (loss)	.54%	.61%	.58%	.52%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$1,089	$81	$72	$84	$84
Portfolio turnover rateG	82%	86%	106%	96%	110%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Emerging Markets Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.38	$8.15	$9.12	$9.03	$8.77
Income from Investment Operations
Net investment income (loss)A	.04	.04	.04	.03	.05
Net realized and unrealized gain (loss)	3.90	.20	(.98)	.07	.27
Total from investment operations	3.94	.24	(.94)	.10	.32
Distributions from net investment income	(.06)	(.01)	(.03)	(.01)	(.06)
Distributions from net realized gain	(.01)	–	–	–	(.01)
Total distributions	(.07)	(.01)	(.03)	(.01)	(.06)B
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$12.25	$8.38	$8.15	$9.12	$9.03
Total ReturnD,E	47.05%	2.95%	(10.31)%	1.13%	3.70%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.26%	1.31%	1.32%	1.35%	1.38%
Expenses net of fee waivers, if any	1.26%	1.31%	1.32%	1.35%	1.35%
Expenses net of all reductions	1.24%	1.30%	1.30%	1.34%	1.32%
Net investment income (loss)	.39%	.45%	.44%	.37%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$7,246	$2,868	$8,076	$7,681	$6,517
Portfolio turnover rateH	82%	86%	106%	96%	110%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.008 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Emerging Markets Portfolio Investor Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.32	$8.11	$9.07	$8.98	$8.71
Income from Investment Operations
Net investment income (loss)A	.06	.05	.05	.05	.07
Net realized and unrealized gain (loss)	3.87	.20	(.96)	.07	.27
Total from investment operations	3.93	.25	(.91)	.12	.34
Distributions from net investment income	(.07)	(.04)	(.05)	(.03)	(.06)
Distributions from net realized gain	(.01)	–	–	–	(.01)
Total distributions	(.08)	(.04)	(.05)	(.03)	(.07)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$12.17	$8.32	$8.11	$9.07	$8.98
Total ReturnC,D	47.32%	3.06%	(10.08)%	1.30%	3.90%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.09%	1.14%	1.15%	1.18%	1.22%
Expenses net of fee waivers, if any	1.09%	1.14%	1.15%	1.18%	1.18%
Expenses net of all reductions	1.07%	1.13%	1.13%	1.18%	1.15%
Net investment income (loss)	.56%	.63%	.61%	.54%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$205,217	$93,982	$76,045	$69,854	$54,761
Portfolio turnover rateG	82%	86%	106%	96%	110%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

VIP Emerging Markets Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$118,761,746
Gross unrealized depreciation	(1,278,720)
Net unrealized appreciation (depreciation)	$117,483,026
Tax Cost	$258,029,268

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$119,850
Capital loss carryforward	$(9,350,593)
Net unrealized appreciation (depreciation) on securities and other investments	$117,498,094

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(9,350,593)

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$2,442,668	$1,110,495
Total	$2,442,668	$ 1,110,495

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $276,647,135 and $245,949,675, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$603
Service Class 2	12,630
$13,233

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$101,358
Service Class	397
Service Class 2	3,329
Investor Class	213,471
$318,555

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,656 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $868 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,858, including $3,415 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $63,023 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,056.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Initial Class	$1,017,988	$679,873
Service Class	5,076	291
Service Class 2	29,491	3,358
Investor Class	1,053,319	426,973
Total	$2,105,874	$1,110,495
From net realized gain
Initial Class	$147,812	$–
Service Class	968	–
Service Class 2	6,466	–
Investor Class	181,548	–
Total	$336,794	$–

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Initial Class
Shares sold	3,787,927	4,689,958	$40,080,203	$38,480,671
Reinvestment of distributions	105,633	82,309	1,165,800	679,873
Shares redeemed	(6,215,200)	(2,767,616)	(66,225,214)	(23,746,125)
Net increase (decrease)	(2,321,640)	2,004,651	$(24,979,211)	$15,414,419
Service Class
Shares sold	90,604	1,379	$942,041	$11,573
Reinvestment of distributions	518	35	6,044	291
Shares redeemed	(12,018)	(508)	(134,324)	(3,718)
Net increase (decrease)	79,104	906	$813,761	$8,146
Service Class 2
Shares sold	354,795	162,060	$3,726,150	$1,326,312
Reinvestment of distributions	3,169	405	35,957	3,358
Shares redeemed	(108,883)	(810,748)	(1,168,231)	(6,802,720)
Net increase (decrease)	249,081	(648,283)	$2,593,876	$(5,473,050)
Investor Class
Shares sold	9,122,232	3,757,797	$97,121,074	$31,598,034
Reinvestment of distributions	110,035	51,880	1,234,867	426,973
Shares redeemed	(3,665,255)	(1,895,883)	(38,792,565)	(15,977,139)
Net increase (decrease)	5,567,012	1,913,794	$59,563,376	$16,047,868

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 43% of the total outstanding shares of the Fund. In addition, at the end of the period, VIP Freedom 2020 Portfolio was the owner of record of approximately 14% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 54% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Emerging Markets Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Emerging Markets Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 15, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Initial Class	1.01%
Actual		$1,000.00	$1,182.90	$5.56
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Service Class	1.11%
Actual		$1,000.00	$1,182.20	$6.11
Hypothetical-C		$1,000.00	$1,019.61	$5.65
Service Class 2	1.26%
Actual		$1,000.00	$1,181.00	$6.93
Hypothetical-C		$1,000.00	$1,018.85	$6.41
Investor Class	1.09%
Actual		$1,000.00	$1,182.40	$6.00
Hypothetical-C		$1,000.00	$1,019.71	$5.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Emerging Markets Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Emerging Markets Portfolio
Initial Class	02/09/18	02/09/18	$0.003	$0.004
Service Class	02/09/18	02/09/18	$0.002	$0.004
Service Class 2	02/09/18	02/09/18	$0.000	$0.003
Investor Class	02/09/18	02/09/18	$0.002	$0.004

Initial Class designates 1%, and 7%; Service Class designates 1%, and 7%; Service Class 2 designates 1%, and 8%; and Investor Class designates 1%, and 7%; of the dividends distributed in February and December, 2017, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Emerging Markets Portfolio
Initial Class	12/01/17	$0.0835	$0.0145
Service Class	12/01/17	$0.0815	$0.0145
Service Class 2	12/01/17	$0.0685	$0.0145
Investor Class	12/01/17	$0.0795	$0.0145

Board Approval of Investment Advisory Contracts and Management Fees

VIP Emerging Markets Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Emerging Markets Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Emerging Markets Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Initial Class ranked equal to the competitive median for 2016 and the total expense ratio of each of Investor Class, Service Class, and Service Class 2 ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Investor Class, Service Class, and Service Class 2 was above the competitive median because of relatively higher other expenses due to low asset levels. The Board also noted that Investor Class has higher transfer agent fees than most of its competitors because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the total expense ratio of each of Service Class and Service Class 2 was also above the competitive median because of its 12b-1 fees. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPEM-ANN-0218
1.858135.109

Item 2.

Code of Ethics

As of the end of the period, December 31, 2017, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Emerging Markets Portfolio and VIP Index 500 Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Contrafund Portfolio	$56,000	$100	$6,200	$1,600

VIP Disciplined Small Cap

 Portfolio

          $43,000           $100

  $6,500

 $1,200

VIP Emerging Markets

Portfolio

          $48,000           $100

  $6,300            $1,400

VIP Index 500 Portfolio                   $49,000           $100

  $6,600

 $1,400

December 31, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Contrafund Portfolio	$56,000	$100	$6,400	$1,600

VIP Disciplined Small Cap

 Portfolio

          $43,000           $100

  $6,500

 $1,300

VIP Emerging Markets

Portfolio

          $48,000           $100

  $6,300

 $1,400

VIP Index 500 Portfolio                   $49,000           $100

              $6,600

 $1,500

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP International Capital Appreciation Portfolio (the “Fund”):

Services Billed by PwC

December 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP International Capital Appreciation Portfolio	$57,000	$5,400	$7,000	$2,600

December 31, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP International Capital Appreciation Portfolio	$57,000	$6,200	$5,500	$2,900

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2017A	December 31, 2016A
Audit-Related Fees	$-	$35,000
Tax Fees	$25,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2017A	December 31, 2016A
Audit-Related Fees	$8,470,000	$6,240,000
Tax Fees	$160,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2017A	December 31, 2016A,B
Deloitte Entities	$335,000	$295,000
PwC	$10,730,000	$7,650,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 22, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 22, 2018